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                                                                   Exhibit 10.14

                         THE PEREGRINE REAL ESTATE TRUST

                           LOAN AND SECURITY AGREEMENT

                          DATED AS OF DECEMBER 4, 1997

                                   $20,000,000

                            FLEET CAPITAL CORPORATION



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                                TABLE OF CONTENTS


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SECTION 1 CREDIT FACILITY..................................................................  1
        1.1    Revolving Credit Loans......................................................  1
                      1.1.1 Loans and Reserves.............................................  1
                      1.1.2 Use of Proceeds................................................  2
        1.2    [intentionally omitted] ....................................................  3
        1.3    [intentionally omitted] ....................................................  3

SECTION 2 INTEREST, FEES AND CHARGES ......................................................  3
        2.1    Interest....................................................................  3
                      2.1.1 Rates of Interest. ............................................. 3
                      2.1.2 Default Rate of Interest. ...................................... 4
                      2.1.3 Maximum Interest. .............................................. 4
        2.2    Computation of Interest and Fees............................................  4
        2.3    Rate Elections..............................................................  5
        2.4    LIBOR Option................................................................  5
        2.5    Closing Fee.................................................................  6
        2.6    [intentionally omitted].....................................................  6
        2.7    Unused Line Fee.............................................................  6
        2.8    [intentionally omitted].....................................................  6
        2.9    Audit and Appraisal Fees....................................................  6
        2.10   Reimbursement of Expenses...................................................  7
        2.11   Bank Charges................................................................  8

SECTION 3 LOAN ADMINISTRATION .............................................................  8
        3.1    Manner of Borrowing Revolving Credit Loans..................................  8
                      3.1.1 Loan Requests. ................................................  8
                      3.1.2 Disbursement. .................................................  8
                      3.1.3 Authorization. ................................................  9
        3.2    Payments....................................................................  9
                      3.2.1 Principal. ....................................................  9
                      3.2.2 Interest. .....................................................  9
                      3.2.3 Costs, Fees, and Charges                                        10
                      3.2.4 Other Obligations                                               10
        3.3    Mandatory Prepayments....................................................... 10
        3.4    Application of Payments and Collections..................................... 10
        3.5    All Loans to Constitute One Obligation...................................... 10
        3.6    Loan Account................................................................ 10
        3.7    Statements of Account....................................................... 11
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        3.8    Partial Reduction of Maximum Amount......................................... 11

SECTION 4 TERM AND TERMINATION ............................................................ 11
        4.1    Term of Agreement........................................................... 11
        4.2    Termination................................................................. 11
                      4.2.1. Termination by Lender......................................... 11
                      4.2.2. Termination by Borrower....................................... 11
                      4.2.3. [intentionally omitted]....................................... 12
                      4.2.4. Effect of Termination......................................... 12

SECTION 5 SECURITY INTERESTS .............................................................. 12
        5.1    Interest in Collateral...................................................... 12
        5.2    Lien Perfection; Further Assurances......................................... 13
        5.3    Lien on Realty.............................................................. 13
        5.4    Release of Portions of the Eligible Real Property........................... 13

SECTION 6 COLLATERAL ADMINISTRATION ....................................................... 14
        6.1    General..................................................................... 14
                      6.1.1. Location of Collateral. ...................................... 15
                      6.1.2. Insurance of Collateral. ..................................... 15
                      6.1.3. Protection of Collateral. .................................... 15
        6.2    Administration of Accounts, Payment General Intangibles, and
               Rents....................................................................... 15
                      6.2.1. Records, Schedules, and Assignments of
                      Accounts............................................................. 15
                      6.2.2. [intentionally omitted]. ..................................... 16
                      6.2.3. [intentionally omitted]. ..................................... 16
                      6.2.4. [intentionally omitted]. ..................................... 16
                      6.2.5. [intentionally omitted]. ..................................... 16
                      6.2.6. Collection of Collateral. .................................... 16
        6.3    Administration of Inventory................................................. 16
                      6.3.1. Records and Reports of Inventory. ............................ 16
                      6.3.2. [intentionally omitted]. ..................................... 16
        6.4    Administration of Equipment................................................. 16
                      6.4.1. Records and Schedules of Equipment. .......................... 16
                      6.4.2. Dispositions of Equipment. ................................... 16
        6.5    Payment of Charges.......................................................... 17

SECTION 7.REPRESENTATIONS AND WARRANTIES .................................................. 17
        7.1    General Representations and Warranties...................................... 17
                      7.1.1. Organization and Qualification. .............................. 17
                      7.1.2. Power and Authority. ......................................... 17
                      7.1.3. Legally Enforceable Agreement. ............................... 18
                      7.1.4. Deferred Taxes ............................................... 18
                      7.1.5. Names. ....................................................... 18
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                      7.1.6. Business Locations; Agent for Process. ....................... 18
                      7.1.7. Title to Properties; Priority of Liens. ...................... 18
                      7.1.8. [intentionally omitted] ...................................... 18
                      7.1.9. Related Equipment. ........................................... 18
                      7.1.10        Financial Statements; Fiscal Year...................... 19
                      7.1.11        Full Disclosure........................................ 19
                      7.1.12        Solvent Financial Condition............................ 19
                      7.1.13        Surety Obligations..................................... 19
                      7.1.14        Taxes.................................................. 19
                      7.1.15        Brokers................................................ 19
                      7.1.16        Patents, Trademarks, Copyrights, and
                                    Licenses............................................... 20
                      7.1.17        Governmental Consents.................................. 20
                      7.1.18        Compliance with Laws................................... 20
                      7.1.19        Restrictions........................................... 20
                      7.1.20        Litigation............................................. 20
                      7.1.21        No Defaults............................................ 20
                      7.1.22        Leases................................................. 21
                      7.1.23        Pension Plans.......................................... 21
                      7.1.24        Trade Relations........................................ 21
                      7.1.25        Labor Relations........................................ 21
                      7.1.26        [intentionally omitted]................................ 21
                      7.1.27        [intentionally omitted]................................ 21
        7.2    [intentionally omitted]..................................................... 21
        7.3    Survival of Representations and Warranties.................................. 21

SECTION 8. COVENANTS AND CONTINUING AGREEMENTS ............................................ 22
        8.1    Affirmative Covenants....................................................... 22
                      8.1.1. Visits and Inspections. ...................................... 22
                      8.1.2. Notices. ..................................................... 22
                      8.1.3. Financial Statements. ........................................ 22
                      8.1.4. Capital Expenditure Plans. ................................... 23
                      8.1.5. Projections. ................................................. 23
                      8.1.6. Collateral Reporting. ........................................ 23
                      8.1.7. Related Equipment. ........................................... 24
        8.2    Negative Covenants ......................................................... 24
                      8.2.1. Mergers; Consolidations; Acquisitions. ....................... 24
                      8.2.2. Loans. ....................................................... 24
                      8.2.3. Total Indebtedness. .......................................... 24
                      8.2.4. Affiliate Transactions. ...................................... 25
                      8.2.5. Limitation on Liens. ......................................... 26
                      8.2.6. [intentionally omitted]. ..................................... 26
                      8.2.7. Distributions. ............................................... 27
                      8.2.8. Capital Expenditures. ........................................ 27
                      8.2.9. Disposition of Collateral. ................................... 27
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                                      iii.


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                      8.2.10        [intentionally omitted] ............................... 27
                      8.2.11        [intentionally omitted] ............................... 27
                      8.2.12        Restricted Investment ................................. 27
                      8.2.13        Leases ................................................ 27
                      8.2.14        Tax Consolidation ..................................... 27
                      8.2.15        Prepayments and Repayments ............................ 27
                      8.2.16        Amendment of Certain Documents ........................ 28
        8.3    Specific Financial Covenants ............................................... 28
                      8.3.1. [intentionally omitted] ...................................... 29
                      8.3.2. Debt Service Coverage Ratio. ................................. 29
                      8.3.3. [intentionally omitted] ...................................... 30

SECTION 9  CONDITIONS PRECEDENT ........................................................... 30
        9.1    Documentation............................................................... 30
        9.2    Other Loan Documents........................................................ 30
        9.3    Approvals and Consents...................................................... 30
        9.4    Certified Documents of Borrower............................................. 30
        9.5    Confirmation Searches....................................................... 31
        9.6    Opinion of Counsel.......................................................... 31
        9.7    Material Adverse Changes.................................................... 31
        9.8    Pay-Off Letter and UCC Termination Statements, Etc.......................... 31
        9.9    Mortgages................................................................... 31
        9.10   Title Insurance............................................................. 31
        9.11   Due Diligence............................................................... 31
        9.12   Tax Servicing Contract...................................................... 31
        9.13   Availability................................................................ 31
        9.14   Projections................................................................. 32

SECTION 9A CONDITIONS PRECEDENT ........................................................... 32
        9A.1   No Default.................................................................. 32
        9A.2   Representations and Warranties.............................................. 32
        9A.3   Adverse Changes............................................................. 32
        9A.4   Injunctions................................................................. 32

SECTION 10.EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT .............................. 32
        10.1   Events of Default........................................................... 32
                      10.1.1        [intentionally omitted]................................ 32
                      10.1.2        Payment of Obligations................................. 32
                      10.1.3        Misrepresentations..................................... 33
                      10.1.4        Breach of Specific Covenants........................... 33
                      10.1.5        Breach of Other Covenants.............................. 33
                      10.1.6        Default Under Security Documents/Other
                                    Agreements............................................. 33
                      10.1.7        Other Defaults......................................... 33
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                                      iv.


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                      10.1.8        Uninsured Losses....................................... 34
                      10.1.9        Adverse Changes........................................ 34
                      10.1.10       Insolvency and Related Proceedings..................... 34
                      10.1.11       Business Disruption; Condemnation...................... 34
                      10.1.12       Change of Control...................................... 34
                      10.1.13       ERISA.................................................. 34
                      10.1.14       Challenge to Agreement................................. 34
                      10.1.15       [intentionally omitted]................................ 34
                      10.1.16       Criminal Forfeiture.................................... 35
                      10.1.17       Judgments.............................................. 35
                      10.1.18       Loss of Hotel Franchise................................ 35
        10.2   Acceleration of the Obligations............................................. 35
        10.3   Other Remedies.............................................................. 35
        10.4   Remedies Cumulative; No Waiver.............................................. 36

SECTION 11 MISCELLANEOUS .................................................................. 37
        11.1   Power of Attorney........................................................... 37
        11.2   Indemnity................................................................... 37
        11.3   Modification of Agreement; Sale of Interest................................. 38
        11.4   Severability................................................................ 38
        11.5   Successors and Assigns...................................................... 38
        11.6   Cumulative Effect; Conflict of Terms........................................ 38
        11.7   Execution in Counterparts................................................... 39
        11.8   Notice...................................................................... 39
        11.9   Lender's Consent............................................................ 40
        11.10  Credit Inquiries ........................................................... 40
        11.11  Certain Matters of Construction ............................................ 40
        11.12  Entire Agreement ........................................................... 40
        11.13  Interpretation ............................................................. 40
        11.14  GOVERNING LAW; CONSENT TO FORUM ............................................ 40
        11.15  WAIVERS .................................................................... 41
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                                       v


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                           LOAN AND SECURITY AGREEMENT

               THIS LOAN AND SECURITY AGREEMENT is made as of December 4, 1997, by and between FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Lender"), with an office at 15260 Ventura Boulevard, Suite 1200, Sherman Oaks, California 91403 and THE PEREGRINE REAL ESTATE TRUST, a California real estate trust ("Borrower"), with its chief executive office and principal place of business at 1300 Ethan Way, Suite 200, Sacramento, California 95825-2211. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A attached hereto. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP, consistently applied.

SECTION 1.            CREDIT FACILITY

               Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to $20,000,000 available upon Borrower's request therefor, as follows:

               1.1    Revolving Credit Loans.

                      1.1.1   Loans and Reserves.

                             (a)    Lender agrees, for so long as no Default or
Event of Default exists and subject to the satisfaction of the applicable conditions precedent set forth in Sections 9 and 9A hereof, to make Revolving Credit Loans to Borrower from time to time, as requested by Borrower in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the lesser of (i) the Maximum Amount, or (ii) the Borrowing Base at such time minus the amount of reserves, if any.

                             (b)    Subject to subsections 1.1.1(c) and 1.1.1(d)
below, Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall deem necessary or appropriate in Lender's reasonable credit judgment (from the perspective of a secured lender), against the amount of Revolving Credit Loans which Borrower may otherwise request under this subsection 1.1.1, including, without limitation, with respect to: (i) ad valorem and other taxes payable by Borrower with respect to the Collateral; (ii) premiums for casualty insurance with respect to the Eligible Real Property; (iii) the costs of remediation of environmental conditions existing at the Eligible Real Property; (iv) the costs of repairs or other required maintenance of the Eligible Real Property (including, without limitation, in respect of any Earthquake Material

Loss); (v) other sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement; (vi) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any Collateral; and (vii) such other matters, events, conditions or contingencies as to which Lender, in Lender's reasonable credit judgment (from the perspective of a secured lender), determines reserves should be established from time to time hereunder.

                             (c)    With respect to any parcel of real Property
included in the Borrowing Base as Eligible Real Property, in the event that the aggregate amount of reserves established and maintained by Lender proximately with respect to such parcel of real Property exceeds the Borrowing Base Value thereof, Borrower shall have the right to remove such parcel of real Property permanently from the Borrowing Base by delivering irrevocable written notice of such removal to Lender and, concurrently therewith, repaying any Overadvance that would result from such removal (and such removed parcel of real Property thereafter shall no longer constitute Eligible Real Property).

                             (d)    With respect to any reserve established and
maintained by Lender under clause (iii) or (iv) in subsection 1.1.1(b) above, Borrower shall have the right to request Lender to disburse the proceeds of a Revolving Credit Loan, in the amount of and in lieu of such reserve, under staged payment terms reasonably satisfactory to Lender for application to the payment in full of such items described in such clause (iii) or (iv), as the case may be, if and only if all of the following conditions are satisfied:

               (i) no Default or Event of Default has occurred and is continuing and no Overadvance or Event of Default would result from the disbursement or application of such monies;

               (ii) Borrower shall have cash, cash equivalents, or borrowing availability under this subsection 1.1.1 in amounts sufficient, in Lender's reasonable judgment, to ensure that Borrower will be able to make payment as and when due of each of its direct Obligations that will be payable during the period of such remediation, repair, or required maintenance;

               (iii) Lender is reasonably satisfied that the amount of such cash, cash equivalents, and/or borrowing availability, will be sufficient fully to remediate, repair, or maintain the affected Eligible Real Property; and

               (iv) completion of the remediation, repair, or required maintenance of the affected Eligible Real Property shall be completed with reasonable promptness in accordance with budgets, plans, specifications, and drawings submitted to and approved by Lender, which approval shall not be unreasonably withheld or delayed.

                      1.1.2 Use of Proceeds. The Revolving Credit Loans shall be used solely for the satisfaction of existing Indebtedness of Borrower to Existing Lender and for


                                       2.


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Borrower's general operating capital needs in a manner consistent with the provisions of this Agreement and all applicable laws.

               1.2  [intentionally omitted].

               1.3  [intentionally omitted].

SECTION 2.  INTEREST, FEES AND CHARGES

               2.1  Interest.

                      2.1.1 Rates of Interest.

                             (a) [intentionally omitted].

                             (b) Revolving Credit Loans. During all times that a
               Base Rate Election is in effect, interest shall accrue on the principal amount of the Base Rate Revolving Credit Portion outstanding at the end of each day at a fluctuating rate per annum equal to one-quarter of one percent (1/4%) plus the Base Rate; provided, however, that, from and after December 31, 1998, the foregoing rate of interest shall be decreased (a) by one-quarter of one percent (1/4%) per annum if no Default or Event of Default exists and if Borrower's financial statements for any Trailing Twelve Month Period ended on or after December 31, 1998 and delivered to Lender pursuant to subsection 8.1.3 indicate that Borrower achieved a Debt Service Coverage Ratio of 1.0:1.0, or greater, for the Trailing Twelve Month Period for which such statements were issued, and (b) by an additional one-quarter of one percent (1/4%) per annum if no Default or Event of Default exists and if Borrower's financial statements for any Trailing Twelve Month Period ended on or after December 31, 1998 and delivered to Lender pursuant to subsection 8.1.3 indicate that Borrower achieved a Debt Service Coverage Ratio of 1.2:1.0, or greater, for the Trailing Twelve Month Period for which such statements were issued. The foregoing proviso notwithstanding, if the subsequently issued audited financial statements for Borrower disclose that the required Debt Service Coverage Ratio was not, in fact, attained for the relevant period, then the interest rate shall be retroactively readjusted to the rate that would have been in effect if the adjustment had not been made. The rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs.

                      During all times that a LIBOR Election is in effect,
               interest shall accrue on the principal amount of the LIBOR Portions outstanding at the end of each day at a rate per annum equal to two and three-quarters percent (2-


                                       3.

               3/4%) plus the LIBOR Rate applicable to the relevant LIBOR Portions for the corresponding LIBOR Period; provided, however, that, from and after December 31, 1998, the foregoing rate of interest shall be decreased (a) by one-quarter of one percent (1/4%) per annum if no Default or Event of Default exists and if Borrower's financial statements for any Trailing Twelve Month Period ended on or after December 31, 1998 and delivered to Lender pursuant to subsection 8.1.3 indicate that Borrower achieved a Debt Service Coverage Ratio of 1.0:1.0, or greater, for the Trailing Twelve Month Period for which such statements were issued, and (b) by an additional one-quarter of one percent (1/4%) per annum if no Default or Event of Default exists and if Borrower's financial statements for any Trailing Twelve Month Period ended on or after December 31, 1998 and delivered to Lender pursuant to subsection 8.1.3 indicate that Borrower achieved a Debt Service Coverage Ratio of 1.2:1.0, or greater, for the Trailing Twelve Month Period for which such statements were issued. The foregoing proviso notwithstanding, if the subsequently issued audited financial statements for Borrower disclose that the required Debt Service Coverage Ratio was not, in fact, attained for the relevant period, then the interest rate shall be retroactively readjusted to the rate that would have been in effect if the adjustment had not been made.

                      2.1.2 Default Rate of Interest. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to 2% above the interest rate otherwise applicable thereto (the "Default Rate") and Borrower shall not have the right to make a LIBOR Election or any LIBOR Request in connection therewith.

                      2.1.3 Maximum Interest. In no event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

               2.2 Computation of Interest and Fees. Interest and unused line fees hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) as follows: (a) if Lender receives such items in Lender's account located at Fleet National Bank of Connecticut in Hartford, Connecticut or such other account as Lender may designate by written notice to Borrower (collectively, the "Fleet Account") on or before 10:00 a.m. (Los Angeles time) of any Business Day, such items shall be deemed so applied on such Business Day; and (b) if Lender receives such items in the Fleet Account on a non-Business Day or after 10:00 a.m.


                                       4.

(Los Angeles time) on any Business Day, such items shall be deemed so applied on the immediately following Business Day.

               2.3 Rate Elections. Unless a LIBOR Election is in effect, Borrower shall be deemed to have made an effective Base Rate Election.

               2.4 LIBOR Option.

                             (a) Upon the conditions that: (i) Lender shall have
               received a LIBOR Request from Borrower at least 3 Business Days prior to the first day of the LIBOR Period requested, (ii) there shall have occurred no change in applicable law which would make it unlawful for Lender to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market, (iii) as of the date of the LIBOR Request and the first day of the LIBOR Period, there shall exist no Default or Event of Default, (iv) Lender is able to determine the LIBOR Rate in respect of the requested LIBOR Period or Lender is able to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market in the applicable amounts and for the requested LIBOR Period, and (v) as of the first date of the LIBOR Period, there are no more than 6 outstanding LIBOR Portions, including the LIBOR Portion being requested; then interest on the LIBOR Portion requested during the LIBOR Period requested will be based on the applicable LIBOR Rate.

                             (b) Each LIBOR Request shall be irrevocable and
               binding on Borrower. Borrower shall indemnify Lender for any loss, penalty, or expense incurred by Lender due to failure on the part of Borrower to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement or due to the prepayment of the applicable LIBOR Portion prior to the last day of the applicable LIBOR Period, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Lender to fund or maintain the requested LIBOR Revolving Credit Portion.

                             (c) If any Legal Requirement shall (i) make it
               unlawful for Lender to fund through the purchase of U.S. dollar deposits any LIBOR Revolving Credit Portion, or otherwise give effect to its obligations as contemplated under this subsection 2.4, or (ii) shall impose on Lender any costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of Lender which includes any LIBOR Portion, or (iii) shall impose on Lender any restrictions on the amount of such a category of liabilities or assets which Lender may


                                       5.

               hold, then, in each such case, Lender may, by notice thereof to Borrower, terminate the LIBOR Election. Any LIBOR Portion subject thereto shall immediately bear interest thereafter at the rate and in the manner provided for Base Rate Portions pursuant hereto. Borrower shall indemnify Lender against any loss, penalty, or expense incurred by Lender due to liquidation or redeployment of deposits or other funds acquired by Lender to fund or maintain any LIBOR Portion that is terminated hereunder.

                             (d) Lender shall receive payments of amounts of
               principal of and interest on the Revolving Credit Loans with respect to the LIBOR Portions free and clear of, and without deduction for, any Taxes. If (i) Lender shall be subject to any Tax in respect of any LIBOR Portion, or any part thereof, or (ii) Borrower shall be required to withhold or deduct any Tax from any such amount, the LIBOR Rate applicable to such LIBOR Portion shall be adjusted by Lender to reflect all additional costs incurred by Lender in connection with the payment by Lender or the withholding by Borrower of such Tax and Borrower shall provide Lender with a statement detailing the amount of any such Tax actually paid by Borrower. Determination by Lender of the amount of such costs shall, in the absence of manifest error, be conclusive. If after any such adjustment any part of any Tax paid by Lender is subsequently recovered by Lender, Lender shall reimburse Borrower to the extent of the amount so recovered. A certificate of an officer of Lender setting forth the amount of such recovery and the basis therefore shall, in the absence of manifest error, be conclusive.

               2.5 Closing Fee. Borrower shall pay to Lender a closing fee of $100,000 which shall be fully earned and nonrefundable on the Closing Date and shall be paid concurrently with the initial Loan hereunder. Lender acknowledges receipt of a $25,000 good faith deposit pursuant to that certain letter of intent, dated September 15, 1997, between Borrower and Lender, and Borrower and Lender agree that the balance (if any) of such deposit remaining after application of such deposit to Lender's out-of-pocket expenses reimburseable hereunder shall be credited toward such closing fee.

               2.6 [intentionally omitted].

               2.7 Unused Line Fee. Borrower shall pay to Lender a fee equal to 0.5% per annum of the average monthly amount by which the Maximum Amount exceeds the sum of the outstanding principal balance of the Revolving Credit Loans. The unused line fee shall be payable monthly in arrears on the first day of each calendar month hereafter.

               2.8 [intentionally omitted].

               2.9 Audit and Appraisal Fees.


                                       6.

                      2.9.1 Borrower shall pay to Lender all reasonable out-of-pocket costs and expenses incurred by Lender in connection with audits and appraisals of Borrower's books and records or the Collateral, plus all fees and expenses incurred by Lender in connection with any appraisals of the Collateral commissioned by Lender and performed by third party appraisers. All such fees, costs, and expenses shall be payable on the first day of the month following the date of issuance by Lender of a request for payment thereof to Borrower.

                      2.9.2 Anything contained in this Agreement to the contrary notwithstanding, and without limiting the ability of Lender to conduct appraisals more frequently, Borrower acknowledges and agrees that: (a) Lender intends to cause the Eligible Real Property to be appraised (i) at least once per year, (ii) concurrent with each Permitted Real Property Disposition, and
(iii) following the removal by Borrower of any Eligible Real Property from the Borrowing Base pursuant to subsection 1.1.1(c) above or in connection with the removal by Borrower of any Eligible Real Property from the Borrowing Base pursuant to clause (d) set forth in the definition of "Earthquake Suspension Period" in Appendix A hereto; and (b) as a result, the Appraised Value thereof will be adjusted once the results of each such appraisal are received by Lender. So long as no Event of Default has occurred and is continuing, Borrower shall not be required to pay the fees, costs, and expenses under subsection 2.9.1 in respect of any Eligible Real Property appraisals that are not described in clauses (a)(i), (a)(ii), and (a)(iii) of the immediately preceding sentence.

               2.10 Reimbursement of Expenses. If, at any time or times regardless of whether an Event of Default then exists, Lender incurs legal or accounting expenses or any other reasonable costs or out-of-pocket expenses in connection with (a) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents, (b) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby, (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower, or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs, (d) any attempt to enforce any rights of Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, or (e) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses, other reasonable costs and out-of-pocket expenses of Lender shall be charged to Borrower. All amounts chargeable to Borrower under this subsection
2.10 shall be Obligations secured by all of the Collateral, shall bear interest from the date incurred until paid in full at the rate applicable to Revolving Credit Loans from time to time, and shall be charged by Lender to Borrower's Loan Account as Revolving Credit Loans. Borrower also shall reimburse Lender for reasonable expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in Section 6 hereof.


                                       7.

               2.11 Bank Charges. Borrower shall pay to Lender, pursuant to subsection 3.1.3, any and all actual fees, costs, or expenses that Lender pays to a bank or other similar institution arising out of or in connection with (a) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender of proceeds of Loans made by Lender to Borrower pursuant to this Agreement, and
(b) the depositing for collection by Lender of any check or item of payment received by or delivered to Lender on account of the Obligations.

SECTION 3.            LOAN ADMINISTRATION

               3.1 Manner of Borrowing Revolving Credit Loans. Borrowings under the credit facility established pursuant to Section 1 hereof shall be as follows:

                      3.1.1 Loan Requests. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (a) Borrower may give Lender notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 11:00 a.m. (Los Angeles time) on the proposed borrowing date; provided, however, that no such request may be made at a time when the conditions precedent set forth in Section 9A hereof are not satisfied, and (b) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to Borrower, Lender may permit telephonic requests for Loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations, or agreements, or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower, and Lender shall have no duty to verify the origin of any such communication or the authority of the person sending it.

                      3.1.2 Disbursement. Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this subsection 3.1 as follows: (a) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(a) hereof shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of a written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from Borrower, and (b) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(b) hereof shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.


                                       8.

                      3.1.3 Authorization. Borrower hereby irrevocably authorizes Lender to advance to Borrower, by charging to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all fees, costs, and expenses at any time owed by Borrower to Lender to the extent provided for hereunder.

               3.2 Payments. The Obligations shall be payable as follows:

                      3.2.1 Principal. Principal payable on account of Revolving Credit Loans shall be repayable in full by Borrower to Lender immediately upon the earliest of (a) the receipt by Lender or Borrower of any net cash proceeds of the Permitted Real Property Disposition of any of the Collateral, to the extent of said proceeds, except that, so long as no Default or Event of Default exists (i) if all Loans outstanding at the time of receipt by Borrower of any such proceeds are LIBOR Portions, then Borrower may direct that such proceeds be held by Lender in a non-interest bearing cash collateral account maintained by Lender to be applied to the payment of principal on the last day of the LIBOR Period applicable to each LIBOR Portion in the order of maturity, and (ii) so long as no Earthquake Suspension Period is then in effect and if, after giving effect to such payment or prepayment, Borrower would be entitled to borrow at least $1.00 under subsection 1.1.1 hereof (based, in part, upon an updated determination of the Appraised Value of the remaining Eligible Real Property), Borrower shall be entitled to apply all or any portion of such proceeds to the payment or prepayment of the outstanding principal of the Senior Notes, (b) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (c) termination of this Agreement pursuant to Section 4 hereof; provided, however, that if an Overadvance shall exist, Borrower shall, on demand, repay the Overadvance.

                      3.2.2 Interest.

                             (a) Base Rate Revolving Credit Portion. Interest
               accrued on Base Rate Portions shall be due on the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence and continuation of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof.

                             (b) LIBOR Revolving Credit Portion. Interest
               accrued on each LIBOR Portion shall be due and payable on the earliest of (i) the last day of the Interest Period applicable to such LIBOR Revolving Credit Portion, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof.


                                       9.

                      3.2.3 Costs, Fees, and Charges. Costs, fees, and charges payable pursuant to this Agreement shall be payable by Borrower as, when, and in the manner provided in Section 2 hereof, to Lender, or to any other Person designated by Lender in writing.

                      3.2.4 Other Obligations. The balance of the Obligations requiring the payment of money, if any, shall be payable by Borrower to Lender as and when provided in this Agreement, the Other Agreements, or the Security Documents, or on demand therefor, whichever is earlier.

               3.3 Mandatory Prepayments.

                      3.3.1 Proceeds of Sale, Loss, Destruction, or Condemnation of Collateral. Except as provided in subsection 3.2.1 and subsection 6.4.2 hereof, if Borrower sells any of the Collateral or if any of the Collateral is lost or destroyed or taken by condemnation, Borrower shall pay to Lender, unless otherwise agreed by Lender, as and when received by Borrower and as a mandatory prepayment of the Revolving Credit Loans, a sum equal to the net cash proceeds (including insurance payments) received by Borrower from such sale, loss, destruction, or condemnation.

                      3.3.2 [intentionally omitted].

               3.4 Application of Payments and Collections. For purposes of calculating Availability, all items of payment received by Lender by 12:00 noon (Los Angeles time) on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon (Los Angeles time) on any Business Day shall be deemed received on the following Business Day. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that, subject to subsection 3.2.1(a)(i) hereof, Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records.

               3.5 All Loans to Constitute One Obligation. The Loans shall constitute one general Obligation of Borrower, and shall be secured by Lender's Lien upon all of the Collateral.

               3.6 Loan Account. Lender shall enter all Loans as debits to the Loan Account and also shall record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral that are finally paid to Lender, and may record therein, in accordance with customary accounting practices, other debits and credits,


                                      10.

including interest and all fees, costs, and expenses chargeable to Borrower to the extent provided for hereunder.

               3.7 Statements of Account. Lender will account to Borrower monthly with a statement of Loans, charges, and payments made pursuant to this Agreement, and such account rendered by Lender (absent manifest error) shall be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within 30 days of the date each accounting is mailed to Borrower. Such notice only shall be deemed an objection to those items specifically objected to therein.

               3.8 Partial Reduction of Maximum Amount. Borrower shall have the right, upon at least five (5) Business Days prior written notice to Lender, to reduce the then extant Maximum Amount, without premium; provided, however, that
(a) each partial reduction shall be in the aggregate amount of One Million Dollars ($1,000,000) or an integral multiple thereof, (b) the Maximum Amount shall not, in any event, be reduced to equal less than Ten Million Dollars ($10,000,000), and (c) Borrower shall, concurrently with any such reduction, repay any Overadvance then outstanding (including, without limitation, any Overadvance that would result from such reduction).


SECTION 4. TERM AND TERMINATION

               4.1 Term of Agreement. Subject to Lender's right to cease making Loans to Borrower after the occurrence and during the continuation of any Default or Event of Default, this Agreement shall be in effect for a period from the date hereof through and including September 30, 2000 (the "Original Term"), and this Agreement shall automatically renew itself for one-year periods thereafter (the "Renewal Terms"), in each case, unless terminated as provided in subsection 4.2 hereof.

               4.2 Termination.

                      4.2.1 Termination by Lender. Upon at least 90 days prior written notice to Borrower, Lender may terminate this Agreement as of the last day of the Original Term or the then current Renewal Term, and Lender may terminate this Agreement without notice after the occurrence and during the continuation of an Event of Default.

                      4.2.2 Termination by Borrower. Upon at least 45 days prior written notice to Lender, Borrower may, at its option, terminate this Agreement; provided, however, that no such termination shall be effective until Borrower has paid all of the Obligations in immediately available funds. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.


                                      11.

                      4.2.3 [intentionally omitted].

                      4.2.4 Effect of Termination. Until Borrower has paid the Obligations to Lender, in full, in immediately available funds, all of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties, and representations of Borrower contained in the Loan Documents shall survive any such termination, and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender and applied to the Obligations, Lender shall, at its option, (a) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage, or (b) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

SECTION 5. SECURITY INTERESTS

               5.1 Interest in Collateral. To secure the prompt payment and performance to Lender of the Obligations, Borrower hereby grants to Lender a continuing Lien upon all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired, or arising and wheresoever located:

                             (a) the Related Accounts;

                             (b) the Related Inventory;

                             (c) the Related Equipment;

                             (d) the Related General Intangibles;

                             (e) the Related Rents;

                             (f) All monies and other Property of any kind now
               or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

                             (g) All accessions to, substitutions for and all
               replacements, products and cash and non-cash proceeds of (a) through (f) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and


                                      12.

                             (h) All books and records (including, without
               limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (a) through (g) above.

        Anything contained herein to the contrary notwithstanding, the term "Collateral" shall not include the Unencumbered Real Property, Unrelated Accounts, Unrelated Inventory, Unrelated Equipment, Unrelated General Intangibles, and Unrelated Rents.

               5.2 Lien Perfection; Further Assurances. Borrower shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments, or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrower also shall promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments, and agreements reasonably deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

               5.3 Lien on Realty. The due and punctual payment and performance of the Obligations shall also be secured by the Lien created by the Mortgages upon all of the Eligible Real Property of Borrower. The Mortgages shall be executed by Borrower in favor of Lender and shall be duly recorded, at Borrower's expense, in each office where such recording is required to constitute a fully perfected Lien on the Eligible Real Property covered thereby. Borrower shall deliver to Lender, at Borrower's expense, mortgagee title insurance policies issued by a title insurance company satisfactory to Lender, which policies shall be in form and substance reasonably satisfactory to Lender and shall insure a valid first Lien in favor of Lender on the Eligible Real Property covered thereby, subject only to those exceptions acceptable to Lender and its counsel. Borrower shall deliver to Lender such other documents, including, without limitation, as-built survey prints of the subject real Property, as Lender and its counsel may request relating to the real Property subject to the Mortgages.

               5.4 Release of Portions of the Eligible Real Property. So long as no Default or Event of Default has occurred and is continuing or would result therefrom, and subject to the satisfaction of each of the following conditions, Lender shall, from time to time, upon 10 Business Days prior written request therefor, deliver to an escrow or title company, a partial reconveyance or release of its Lien upon a parcel of Borrower's Eligible Real Property (and the Personal Property Collateral in respect thereof):


                                      13.

                             (i) Lender shall have received or shall receive, concurrent with the delivery of such release or reconveyance, all or such portion of the net cash proceeds of such sale as is necessary to insure that the Obligations outstanding after giving effect to the reconveyance or release do not exceed the lesser of (y) the Maximum Amount, or (z) the re-established Borrowing Base;

                             (ii) the proposed release or reconveyance is of one of the legal parcels set forth on Schedule E-1 attached hereto and not a subdivision thereof;

                             (iii) prior to the transfer date, Borrower shall have delivered an irrevocable instruction to the escrow or title company directing that they only are authorized to record the release or the reconveyance upon payment of all or the applicable portion of the net cash proceeds of such sale (as determined by clause (i) above) to Lender;

                             (iv) prior to or on the transfer date, Lender shall have received the results of a reappraisal of the Eligible Real Property remaining after such transfer and shall have re-established the amount of the Borrowing Base after giving effect to such transfer and release of the subject Eligible Real Property and also shall have established that the Obligations outstanding after giving effect to the transfer and release will not exceed the lesser of (y) the Maximum Amount, or (z) the re-established Borrowing Base; and

                             (v) prior to or on the transfer date, Borrower shall reimburse Lender for the reasonable cost of preparing, reviewing, and delivering the releases or reconveyances.

               Neither the acceptance of any payment nor the issuance of any partial reconveyance or release by Lender shall affect Borrower's liability to pay all amounts owing under this Agreement or the Lien of any Mortgage on the remainder of the Eligible Real Property not reconveyed or released. Upon written request of Lender and surrender of any Mortgage to the applicable trustee for cancellation or endorsement, and upon payment of its fees and charges, said trustee shall reconvey, without warranty, all or any part of the Eligible Real Property then subject to the applicable Mortgage. Any reconveyance or release, whether full or partial, may be made in terms to "the person or persons legally entitled thereto," and the recitals in such reconveyance or release of any matters or facts shall be conclusive proof of the truthfulness thereof.

SECTION 6. COLLATERAL ADMINISTRATION

               6.1 General.


                                      14.

                      6.1.1 Location of Collateral. All Collateral, other than Inventory in transit and motor vehicles, will at all times be kept by Borrower and its Subsidiaries at one or more of the business locations set forth in
Schedule 6.1.1 attached hereto and shall not, without the prior written approval of Lender, be moved therefrom except, prior to the occurrence and continuation of an Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, for (a) sales of Inventory in the ordinary course of business, and (b) removals in connection with dispositions of Related Equipment that are authorized by subsection 6.4.2 hereof.

                      6.1.2 Insurance of Collateral. Borrower shall maintain and pay for insurance upon all Collateral wherever located and with respect to Borrower's business, covering casualty, hazard, public liability, and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrower shall deliver the certified copies of such policies to Lender with 438 BFU lender's loss payable endorsements or other satisfactory lender's loss payable endorsements, naming Lender as sole loss payee, assignee, or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge Borrower therefor. Borrower agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

                      6.1.3 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, but the same shall be at Borrower's sole risk.

               6.2 Administration of Accounts, Payment General Intangibles, and Rents.

                      6.2.1 Records, Schedules, and Assignments of Accounts. Borrower shall keep accurate and complete records of its Accounts, payment General Intangibles, and Rents that compose the Collateral and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender.


                                      15.

                      6.2.2 [intentionally omitted].

                      6.2.3 [intentionally omitted].

                      6.2.4 [intentionally omitted].

                      6.2.5 [intentionally omitted].

                      6.2.6 Collection of Collateral. All remittances received by Borrower on account of Accounts, payment General Intangibles, and Rents composing the Collateral, together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit. Lender retains the right at all times after the occurrence and during the continuation of a Default or an Event of Default to notify account debtors that such items of the Collateral have been assigned to Lender and to collect such items of the Collateral directly in its own name and to charge the collection costs and expenses, including attorneys fees, to Borrower.

               6.3 Administration of Inventory.

                      6.3.1 Records and Reports of Inventory. Borrower shall keep accurate and complete records of its Inventories that compose the Collateral.

                      6.3.2 [intentionally omitted].

               6.4 Administration of Equipment.

                      6.4.1 Records and Schedules of Equipment. Borrower shall keep accurate records itemizing and describing the kind, type, quality, quantity, and value of its Equipment that composes the Collateral and all dispositions made in accordance with subsection 6.4.2 hereof, and shall furnish Lender with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Lender. Immediately upon request therefor by Lender, Borrower shall deliver to Lender any and all certificates of title with respect to that portion of the Equipment that composes the Collateral and that is subject to certificates of title.

                      6.4.2 Dispositions of Equipment. Borrower will not sell, lease, or otherwise dispose of or transfer any of the Equipment (other than the Unrelated Equipment) or any part thereof without the prior written consent of Lender; provided, however, that the foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (a) dispositions of such Equipment which, in the aggregate during any consecutive twelve-month period, has a fair market value or book value, whichever is less, of $50,000, or less, provided that all proceeds thereof are remitted to Lender for application to the Loans, or (b) replacements of such Equipment that is substantially worn, damaged, or obsolete with Equipment of like kind, function, and value that does not constitute Unrelated


                                      16.

Equipment, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens, and Borrower shall have given Lender at least 5 days prior written notice of such disposition.

               6.5 Payment of Charges. All amounts chargeable to Borrower under
Section 6 hereof shall be Obligations secured by all of the Collateral, shall charged by Lender as an advance to Borrower's Loan Account, and shall bear interest from the date such advance was made until paid in full at the rate applicable to Revolving Credit Loans from time to time.

SECTION 7. REPRESENTATIONS AND WARRANTIES

               7.1 General Representations and Warranties. In order to induce Lender to enter into this Agreement, Borrower makes the following representations and warranties which shall be true, correct, and complete in all material respects as of the date hereof, and shall be true, correct, and complete in all material respects as of the Closing Date, and at and as of the date of the making of each Loan made hereafter, as though made on and as of the date of such Loan (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

                      7.1.1 Organization and Qualification. Borrower is a trust duly organized, validly existing, and in good standing under the laws of the State of California and that it has no Subsidiaries. Borrower is duly qualified and is authorized to do business and is in good standing in each state or jurisdiction listed on Schedule 7.1.1 attached hereto and in all other states and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary.

                      7.1.2 Power and Authority. Borrower is duly authorized and empowered to enter into, execute, deliver, and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary action and do not and will not (a) require any consent or approval of the interestholders of Borrower, (b) contravene Borrower's Declaration of Trust, (c) violate, or cause Borrower to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award in effect having applicability to Borrower, (d) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Borrower is a party or by which it or its Properties may be bound or affected, or (e) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower.


                                      17.

                      7.1.3 Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents to which it is a party, when delivered under this Agreement will be, a legal, valid, and binding obligation of Borrower enforceable against it in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies, whether considered in a proceeding at law or in equity.

                      7.1.4 Deferred Taxes. As of the Closing Date, the amount of the Deferred Taxes is as set forth on Schedule 7.1.4.

                      7.1.5 Names. Borrower has not been known as or used any fictitious or trade names except those listed on Schedule 7.1.5 attached hereto. Except as set forth on Schedule 7.1.5 attached hereto, Borrower has not been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

                      7.1.6 Business Locations; Agent for Process. Borrower's chief executive office and other places of business are as listed on Schedule
7.1.6 attached hereto. During the preceding 1-year period, Borrower has not had an office, place of business, or agent for service of process other than as listed on Schedule 7.1.6 attached hereto. Except as shown on Schedule 7.1.6 attached hereto, no Inventory is stored with a bailee, warehouseman, or similar party, nor is any Inventory consigned to any Person.

                      7.1.7 Title to Properties; Priority of Liens. Borrower has good, indefeasible, and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral, in each case, free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under Section 5 hereof are first priority Liens, subject only to Permitted Liens.

                      7.1.8 [intentionally omitted].

                      7.1.9 Related Equipment. The Related Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Related Equipment shall be maintained and preserved, reasonable wear and tear and depreciation excepted. Borrower will not permit any of the Related Equipment to become affixed to any real Property leased to Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction and Borrower will not permit any of the Related Equipment to become an accession to any personal Property other than Related Equipment that is subject to first priority (except for Permitted Liens) Liens in favor of Lender.


                                      18.

                      7.1.10 Financial Statements; Fiscal Year. The balance sheets of Borrower as of June 30, 1997 and the related statements of income, changes in stockholder's equity, and changes in financial position for the period ended on such date, have been prepared in accordance with GAAP, and present fairly the financial position of Borrower at such date and the results of Borrower's operations for such period. Since June 30, 1997 there has been no material change in the condition, financial or otherwise, of Borrower and no change in the aggregate value of Related Equipment and real Property owned by Borrower, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of Borrower and each of its Subsidiaries ends on December 31st of each year.

                      7.1.11 Full Disclosure. The financial statements referred to in subsection 7.1.10 hereof do not, nor does this Agreement or any other written statement of Borrower to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely the Properties, business prospects, profits or condition (financial or otherwise) of Borrower or any of its Subsidiaries, or the ability of Borrower or its Subsidiaries to perform this Agreement or the other Loan Documents.

                      7.1.12 Solvent Financial Condition. Borrower is now and, after giving effect to the Loans to be made hereunder, at all times will be, Solvent.

                      7.1.13 Surety Obligations. Except as set forth on Schedule 7.1.13, Borrower is not obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance, or completion of performance of any undertaking or obligation of any Person.

                      7.1.14 Taxes. Borrower's federal tax identification number is 94-2255677. Borrower has filed all federal, state, and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees, levies, and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies, and charges that are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings, and Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower is adequate for all years not closed by applicable statutes and for its current fiscal year.

                      7.1.15 Brokers. There are no claims for brokerage commissions, finder's fees, or investment banking fees in connection with the transactions contemplated by this Agreement.


                                      19.

                      7.1.16 Patents, Trademarks, Copyrights, and Licenses. Borrower owns or possesses all the patents, trademarks, service marks, trade names, copyrights, and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, trade names, copyrights, licenses, and other similar rights are listed on Schedule 7.1.16 attached hereto.

                      7.1.17 Governmental Consents. Borrower has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections, and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

                      7.1.18 Compliance with Laws. Borrower has duly complied with, and its Properties, business operations and leaseholds are in compliance, in each case, in all material respects, with, the provisions of all federal, state, and local laws, rules, and regulations applicable to Borrower, its Properties or the conduct of its business, and there have been no citations, notices, or orders of noncompliance issued to Borrower under any such law, rule, or regulation. Borrower has established and maintains an adequate monitoring system to insure that it remains in compliance, in all material respects, with all federal, state, and local laws, rules, and regulations applicable to it.

                      7.1.19 Restrictions. Borrower is not a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. Borrower is not a party or subject to any contract or agreement which restricts its right or ability to incur the Indebtedness contemplated to be provided by Lender hereunder.

                      7.1.20 Litigation. Except as set forth on Schedule 7.1.20 attached hereto, there are no actions, suits, proceedings, or investigations pending, or, to the knowledge of Borrower, threatened against or affecting Borrower that reasonably could be expected to have a material adverse effect on Borrower or the business, operations, Properties, prospects, profits, or condition of Borrower. Borrower is not in default with respect to any order, writ, injunction, judgment, decree, or rule of any court, governmental authority or arbitration board, or tribunal that reasonably could be expected to have a material adverse effect on Borrower or the business, operations, Properties, prospects, profits, or condition of Borrower.

                      7.1.21 No Defaults. No Default or Event of Default has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Borrower is not in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would


                                      20.

constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed involving $250,000 or greater.

                      7.1.22 Leases. Schedule 7.1.22(A) attached hereto is a complete listing of all capitalized leases of Borrower and Schedule 7.1.22(B) attached hereto is a complete listing of all operating leases of Borrower and its Subsidiaries. Borrower is in full compliance with all of its obligations under the terms of each of its respective capitalized and operating leases.

                      7.1.23 Pension Plans. Except as disclosed on Schedule
7.1.23 attached hereto, Borrower has no Plan. Borrower is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of Borrower exists in connection with any Plan. Borrower has no withdrawal liability in connection with a Multiemployer Plan.

                      7.1.24 Trade Relations. Except as set forth on Schedule 7.1.24, there exists no actual or, to the best of Borrower's knowledge, threatened termination, cancellation, or limitation of, or any modification or change in, the business relationship between Borrower and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or prevent Borrower from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

                      7.1.25 Labor Relations. Except as described on Schedule
7.1.25 attached hereto, Borrower is not a party to any collective bargaining agreement. To the best of Borrower's knowledge, there are no material grievances disputes or controversies with any union or any other organization of Borrower's employees, or threats of strikes, work stoppages, or any asserted pending demands for collective bargaining by any union or organization.

                      7.1.26 [intentionally omitted].

                      7.1.27 [intentionally omitted].

               7.2 [intentionally omitted].

               7.3 Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery, and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.


                                      21.

SECTION 8. COVENANTS AND CONTINUING AGREEMENTS

               8.1 Affirmative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

                      8.1.1 Visits and Inspections. Permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower and each of its Subsidiaries, inspect, audit, and make extracts from its books and records, and discuss with its officers, its employees, and its independent accountants, Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects, and results of operations; provided, however, that so long as no Default or Event of Default has occurred and is continuing, Lender agrees that it shall provide reasonable prior notice of any such visit and inspection and that the number of such visits and inspections shall not exceed 4 per year.

                      8.1.2 Notices. Promptly notify Lender in writing of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete, or misleading in any material respect.

                      8.1.3 Financial Statements. Keep, and cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions, and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

                             (a) not later than 90 days after the close of each
               fiscal year of Borrower, unqualified audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

                             (b) not later than 35 days (45 days in the case of
               a month that is the end of a fiscal quarter) after the end of each month hereafter, including the last month of Borrower's fiscal year, unaudited interim financial statements of Borrower and its Subsidiaries as of the end of such month and of the portion of Borrower's financial year then elapsed, on a Consolidated and consolidating basis, certified by the chief financial officer of Borrower


                                      22.

               as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                             (c) promptly after the sending or filing thereof,
               as the case may be, copies of any proxy statements, financial statements, or reports which Borrower has made available to its shareholders and copies of any regular, periodic, and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                             (d) promptly after the filing thereof, copies of
               any annual report required by ERISA to be filed in connection with each Plan; and

                             (e) such other data and information (financial and
               otherwise) as Lender, from time to time, reasonably may request, bearing upon or related to the Collateral or Borrower's and each of its Subsidiaries' financial condition or results of operations.

               Concurrently with the delivery of the financial statements described in clause (a) of this subsection 8.1.3, Borrower shall forward to Lender a copy of the accountants' letter to Borrower's management, if any, that is prepared in connection with such financial statements. Concurrently with the delivery of the financial statements described in clauses (a) and (b) of this subsection 8.1.3, or more frequently if requested by Lender, Borrower shall cause to be prepared and furnished to Lender a Compliance Certificate in the form of Exhibit C-1 attached hereto executed by the chief financial officer of Borrower.

                      8.1.4 Capital Expenditure Plans. No later than 10 days prior to the beginning of each fiscal quarter of Borrower, deliver to Lender projected Capital Expenditures to be made by Borrower during the forthcoming fiscal quarter.

                      8.1.5 Projections. No later than 30 days prior to the end of each fiscal year of Borrower deliver to Lender income statement Projections of Borrower for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, month by month.

                      8.1.6 Collateral Reporting. Borrower shall deliver to Lender on a monthly basis (and in any event within 35 days after the end of each month), (a) a rental delinquency report, prepared on a per property basis with respect to the Eligible Real Property, (b)(i) a Deferred Tax Certificate, and
(ii) as to non-Deferred Taxes, a report that details the amount of real property taxes that currently are delinquent, those that currently are due and payable, and those that are to become due and payable within twelve months of the date of the report, such report to be prepared on a per Property basis with respect to the Eligible Real Property, (c) a report that details those parcels of the Eligible Real


                                      23.

Property that have been sold by Borrower within the last three months, the net cash proceeds received therefrom, the application of such net cash proceeds, those parcels of Eligible Real Property that currently are held for sale, the listing price, and the length of time that such property has been held for sale,
(d) a report that details the NOI of each of the parcels of Eligible Real Property, (e) a report that details the vacancy rate of each of the parcels of Eligible Real Property, and (f) an income report relative to each of the Eligible Hotel Real Property. In addition, from time to time hereafter, Borrower shall deliver to Lender such other and additional information or documentation as Lender reasonably may request.

                      8.1.7 Related Equipment. Make all necessary replacements of and repairs to the Related Equipment so that the value and operating efficiency thereof shall be maintained and preserved, depreciation and reasonable wear and tear excepted.

               8.2 Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

                      8.2.1 Mergers; Consolidations; Acquisitions. Merge or consolidate, or permit any Subsidiary of Borrower to merge or consolidate, with any Person, nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Properties of any Person.

                      8.2.2 Loans. Make, or permit any Subsidiary of Borrower to make, any loans or other advances of money (other than for salary, travel advances, advances against commissions, and other similar advances in the ordinary course of business) to any Person.

                      8.2.3 Total Indebtedness. Create, incur, assume, or suffer to exist, or permit any Subsidiary of Borrower to create, incur, or suffer to exist, any Indebtedness, except:

                             (a) Obligations owing to Lender;

                             (b) the Senior Mortgages, the Senior Notes, and
               such other Indebtedness existing on the date of this Agreement as is described on Schedule 8.2.3;

                             (c) Indebtedness of any Subsidiary of Borrower to
               Borrower;

                             (d) accounts payable to trade creditors and current
               operating expenses (other than for Money Borrowed) which are not aged more than 120 days from billing date or more than 30 days from the due date, in each case, incurred in the ordinary course of business and paid within such time period,


                                      24.

               unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and Borrower or such Subsidiary shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower or such Subsidiary and its independent accountants;

                             (e) Obligations to pay Rentals permitted by
               subsection 8.2.13 hereof;

                             (f) Permitted Purchase Money Indebtedness;

                             (g) contingent liabilities arising out of
               endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                             (h) Non-Recourse Indebtedness; and

                             (i) Indebtedness not included in paragraphs (a)
               through (h) above that does not exceed at any time, in the aggregate, the sum of $100,000; and

                             (j) refinancings, renewals, or extensions of
               Indebtedness permitted under clauses (b), (f), (h), and (i) of this subsection 8.2.3 (and continuance or renewal of any Permitted Liens associated therewith) so long as: (i) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of repayment of the Obligations by Borrower, (ii) the net cash proceeds of such refinancings, renewals, or extensions do not result in an increase in the aggregate principal amount of the Indebtedness so refinanced, renewed, or extended, (iii) such refinancings, renewals, refundings, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, and (iv) to the extent that Indebtedness that is refinanced was subordinated in right of payment to the Obligations, then the subordination terms and conditions of the refinancing Indebtedness must be at least as favorable to Lender as those applicable to the refinanced Indebtedness.

                      8.2.4 Affiliate Transactions. Enter into, or be a party to, or permit any Subsidiary of Borrower to enter into or be a party to, any transaction with any Affiliate of Borrower or stockholder, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms that are fully disclosed to Lender and are no less favorable to Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of Borrower or such Subsidiary.


                                      25.

                      8.2.5 Limitation on Liens. Create or suffer to exist, or permit any Subsidiary of Borrower to create or suffer to exist, any Lien upon any of its Property, income, or profits, whether now owned or hereafter acquired, except:

                             (a) Liens at any time granted in favor of Lender;

                             (b) Liens for taxes (excluding any Lien imposed
               pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in subsection 7.1.14 hereof, but only if in Lender's judgment such Lien does not adversely affect Lender's rights or the priority of Lender's Lien in the Collateral;

                             (c) Liens arising in the ordinary course of
               Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business;

                             (d) Purchase Money Liens securing Permitted
               Purchase Money Indebtedness;

                             (e) Liens securing Indebtedness of one of
               Borrower's Subsidiaries to Borrower or another such Subsidiary;

                             (f) subject to the terms and conditions of the Lien
               Subordination Agreement, the liens and security interests of the Senior Notes Agent for the benefit of the Senior Noteholders;

                             (g) the Senior Mortgages and such other Liens as
               appear on Schedule 8.2.5 attached hereto;

                             (h) Liens extant on the Closing Date securing the
               Allowed Secured Real Property Tax Claims;

                             (i) Liens securing Non-Recourse Indebtedness, which
               such Liens shall be limited to parcels of real Property (and their related Accounts, Equipment, General Intangibles, Inventory, and Rents) first acquired by Borrower after the Closing Date; and

                             (j) such other Liens as Lender may hereafter
               approve in writing.

                      8.2.6 [intentionally omitted].


                                      26.

                      8.2.7 Distributions. Declare or make, or permit any Subsidiary of Borrower to declare or make, any Distributions, including, without limitation, Distributions on account of Borrower's Preferred Stock.

                      8.2.8 Capital Expenditures. (a) Make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, exceed $12,000,000 during the period commencing on October 1, 1997 and ending on September 30, 2000, or (b) Make Capital Expenditures (including, without limitation, by way of capitalized leases) related to the Properties of Borrower that do not compose the Eligible Real Property which, in the aggregate, exceed, during the term of this Agreement, $4,000,000 minus the amount of prepayments made pursuant to subsection 8.2.15(a)(iv).

                      8.2.9 Disposition of Collateral. Sell, lease, or otherwise dispose of any of, or permit any Subsidiary of Borrower to sell, lease, or otherwise dispose any of, the Collateral, including any disposition of the Collateral as part of a sale and leaseback transaction, to or in favor of any Person, except Permitted Dispositions.

                      8.2.10 [intentionally omitted].

                      8.2.11 [intentionally omitted].

                      8.2.12 Restricted Investment. Make or have, or permit any Subsidiary of Borrower to make or have, any Restricted Investment.

                      8.2.13 Leases. Become, or permit any of its Subsidiaries to become, a lessee under any operating lease (other than a lease under which Borrower or any of its Subsidiaries is lessor) of Property if the aggregate Rentals payable during any current or future period of 12 consecutive months under the lease in question and all other leases under which Borrower or any of its Subsidiaries is then lessee would exceed $100,000. The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease.

                      8.2.14 Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary of Borrower.

                      8.2.15 Prepayments and Repayments.

                      (a) Except for (i) prepayments made with the proceeds of a Permitted Real Property Disposition so long as any applicable conditions contained in subsection 5.4 are met in connection therewith, (ii) prepayments made with the proceeds of equity offerings, (iii) prepayments made with the proceeds of refinancings permitted by subsection 8.2.3(j) hereof, and (iv) prepayments in an amount equal to $4,000,000 minus the amount of Capital Expenditures made pursuant to subsection 8.2.8(b) hereof, prepay any


                                      27.

Indebtedness (including, without limitation, the Senior Mortgages and the Senior Notes, but excluding the Obligations) owing to any third Person.

                      (b) Except as permitted by clause (a) above, from and after July 1, 1998, make any payment on account of the Senior Notes; provided, however, that, as of the end of any month and so long as no Triggering Event has occurred and is continuing, Borrower shall be entitled to make payment of its regularly scheduled payments of principal and interest then due (exclusive, however, of any interest payments that previously were due and not paid) on the Senior Notes.

                      (c) Anything in this Agreement (including, without limitation, clauses (a) and (b) above) or the other Loan Documents to the contrary notwithstanding, Borrower shall not make any payment on account of the Senior Notes during any Earthquake Suspension Period.

                      (d) Borrower also shall not pay in cash any interest with respect to Indebtedness as to which it has the contractual right to make such payment by the issuance of additional promissory notes of the same kind.

                      8.2.16 Amendment of Certain Documents.

                      (a) Agree to any amendment to, or waive any of its rights with respect to, the terms and provisions regarding interest rates, principal or interest payment amounts, total principal amounts or the maturity of principal amounts under the Senior Notes, the Senior Note Agreement, or any of the agreements, or any amendments or waivers with respect to any of the foregoing, without in each case obtaining the prior written consent of Lender to such amendment or waiver.

                      (b) Alter, amend, or otherwise change or supplement any term or condition contained in Borrower's Declaration of Trust relative to the rights and preferences of the Preferred Stock in order to (i) provide for the mandatory redemption thereof or mandatory dividends with respect thereto at any time that any of the Obligations are outstanding or Lender has any commitment to Borrower under any of the Loan Documents, or (ii) provide terms and conditions that reasonably could be expected to have a material adverse effect on Borrower.

               8.3 Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:


                                      28.

                      8.3.1 [intentionally omitted].

                      8.3.2 Debt Service Coverage Ratio. Maintain, at the end of each of the following fiscal periods, a Debt Service Coverage Ratio of not less than the ratio shown below for the period corresponding thereto:


    Period Ended                               Ratio
    ------------                               -----
For the Trailing Six Month Period
ending June 30, 1998                          1.0:1.0

For the Trailing Nine Month Period
ending September 30, 1998                     1.0:1.0

For the Trailing Twelve Month Period
ending December 31, 1998 and ending
on the last day of each month thereafter      1.0:1.0


                                      29.

                      8.3.3 [intentionally omitted].


SECTION 9. CONDITIONS PRECEDENT TO INITIAL LOANS

               Any other provision of this Agreement or any of the other Loan Documents notwithstanding, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

               9.1 Documentation. Lender shall have received, in form and substance satisfactory to Lender and its counsel, a duly executed copy of this Agreement and the Loan Documents, together with such additional documents, instruments, and certificates as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel.

               9.2 Other Loan Documents. Each of the conditions precedent set forth in the other Loan Documents shall have been satisfied.

               9.3 Approvals and Consents. Borrower shall have received all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections, and franchises necessary for the consummation of the transactions contemplated by the Loan Documents.

               9.4 Certified Documents of Borrower. On or before the Closing Date, Borrower shall have delivered to Lender copies of the following documents, duly certified, or the following certificates, as applicable:

                             (i) the Declaration of Trust, as amended, modified,
or supplemented to the Closing Date, certified by a senior officer of Borrower;

                             (ii) a certificate from a senior officer of
Borrower attesting to the resolutions of Borrower's Board of Trustees authorizing its execution and delivery of all of the Loan Documents to which Borrower is a party and authorizing specific officers of Borrower to execute same;

                             (iii) a certificate from a senior officer of
Borrower as to the incumbency, and containing the specimen signature or signatures, of the Person or Persons authorized to execute the Loan Documents to which Borrower is a party on behalf of Borrower, together with evidence of the incumbency of such Secretary; and


                                      30.

                             (iv) certificates of status or good standing of
Borrower from the Secretary of State of California and of each state or other jurisdiction in which Borrower is qualified to do business, dated within 10 days of the Closing Date.

               9.5 Confirmation Searches. Lender shall have received searches reflecting the filing of its financing statements and/or fixture filings with respect to Borrower.

               9.6 Opinion of Counsel. Lender shall have received from counsel for Borrower a legal opinion in form and substance satisfactory to Lender and its counsel.

               9.7 Material Adverse Changes. No material adverse change shall have occurred with respect to Borrower since June 30, 1997.

               9.8 Pay-Off Letter and UCC Termination Statements, Etc. The Existing Lender shall have executed and delivered the Pay-Off Letter, which shall be in full force and effect, together with UCC termination statements, mortgage releases, and other documentation evidencing the termination of its Liens on the Properties of Borrower.

               9.9 Mortgages. Mortgages with respect to the Eligible Real Property shall have been recorded in the appropriate county recorder's office.

               9.10 Title Insurance. Lender shall have received ALTA 1970 Form Lenders Policies of Title Insurance in form and content acceptable to Lender (including the absence of a survey exception), in its discretion, with respect to each of the parcels of Eligible Real Property.

               9.11 Due Diligence. Lender shall have received, reviewed, and found acceptable copies of Borrower's rent rolls, franchise agreements, certificates of occupancy, leases, and insurance policies. Lender also shall have received verbal confirmation from Holiday Inns relative to the franchise contracts relative to each of Borrower's Eligible Real Property locations in Sacramento, Chico, and Walnut Creek, California that is operated as a Hotel Property, such verbal confirmation providing information concerning any existing defaults and an agreement that any such existing defaults would be waived until June 30, 1998. To the extent required by Lender, Lender also shall have received estoppel agreements from certain material lessees of Borrower's Eligible Real Property.

               9.12 Tax Servicing Contract. Lender shall have entered into a tax servicing contract with a title company or other third Person in form and substance satisfactory to Lender with respect to each of the parcels of Eligible Real Property.

               9.13 Availability. Lender shall have determined that immediately after Lender has made the initial Loans contemplated hereby, and paid all closing costs incurred in connection with the transactions contemplated hereby, Availability shall not be less than $10,000,000.


                                      31.

               9.14 Projections. Lender shall have received a set of Projections as to the projected financial performance of Borrower through fiscal year ended December 31, 1998. Such Projections shall be prepared on a month-by-month basis. The Projections shall be in form and substance satisfactory to Lender and certified by the chief financial officer of Borrower as being such officer's good faith, best estimate of the financial performance of Borrower during such period.


SECTION 9A. CONDITIONS PRECEDENT TO ALL LOANS

               Any other provision of this Agreement or any of the other Loan Documents notwithstanding, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loans under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

               9A.1 No Default. No Default or Event of Default shall exist.

               9A.2 Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Loan (except to the extent that such representations and warranties relate solely to an earlier date).

               9A.3 Adverse Changes. No material adverse change shall have occurred with respect to Borrower.

               9A.4 Injunctions. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extension of such credit shall have been issued and remain in force by any governmental authority against Borrower, Lender, or any of their Affiliates.

SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

               10.1 Events of Default. The occurrence of one or more of the following events shall constitute an "Event of Default":

                      10.1.1 [intentionally omitted].

                      10.1.2 Payment of Obligations. Borrower shall fail to pay any principal amount of the Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration, or otherwise) or shall fail to pay any other portion of the Obligations (whether consisting of interest, fees, costs, or expenses) within 5 days of the


                                      32.

due date thereof (whether due at stated maturity, on demand, upon acceleration, or otherwise).

                      10.1.3 Misrepresentations. Any representation, warranty, or other statement made or furnished to Lender by or on behalf of Borrower, or any Subsidiary of Borrower, in this Agreement, any of the other Loan Documents, or any instrument, certificate, or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to subsection 7.2 hereof.

                      10.1.4 Breach of Specific Covenants. Borrower shall fail or neglect to perform, keep, or observe any covenant contained in subsections 5.2, 5.3, 8.1.1, 8.1.3, 8.1.4, 8.1.5, 8.1.6, 8.2 or 8.3 hereof on the date that
Borrower is required to perform, keep, or observe such covenant.

                      10.1.5 Breach of Other Covenants. (a) Borrower shall fail or neglect to perform, keep, or observe any covenant contained in Section 6.1.1 of this Agreement and the breach of such other covenant is not cured to Lender's satisfaction within 5 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower, and (b) Borrower shall fail or neglect to perform, keep, or observe any covenant contained in this Agreement (other than a covenant that is dealt with specifically elsewhere in subsection
10.1 hereof) and the breach of such other covenant is not cured to Lender's satisfaction within 20 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

                      10.1.6 Default Under Security Documents/Other Agreements. Any event of default shall occur and be continuing under, or Borrower shall default in the performance or observance of any term, covenant, condition, or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

                      10.1.7 Other Defaults. There shall occur or exist any default or event of default on the part of Borrower under any agreement, document, or instrument respecting Indebtedness for Money Borrowed (exclusive of Non-Recourse Indebtedness) in an amount of $250,000 or greater to which Borrower is a party (including, without limitation, the Senior Notes and the Senior Note Agreement) or by which Borrower or any of its Property is bound, if the result of such default or event of default is to permit the third Person to such agreement, document, or instrument the right to terminate same or accelerate the obligations of Borrower thereunder.


                                      33.

                      10.1.8 Uninsured Losses. Any material loss, theft, damage, or destruction of any of the Collateral not fully covered (subject to such deductibles as Lender shall have permitted) by insurance.

                      10.1.9 Adverse Changes. There shall occur any material adverse change with respect to Borrower.

                      10.1.10 Insolvency and Related Proceedings. On or after the Closing Date, Borrower shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian, or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower under the Bankruptcy Code (if against Borrower, the continuation of such proceeding for more than 30 days), or Borrower shall make any offer of settlement, extension, or composition to its unsecured creditors generally.

                      10.1.11 Business Disruption; Condemnation. There shall occur a cessation of a substantial part of the business of Borrower, or any Subsidiary of Borrower, for a period which materially, adversely affects Borrower's or such Subsidiary's capacity to continue its business, on a profitable basis; or Borrower, or any Subsidiary of Borrower, shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower or such Subsidiary which is necessary to the continued or lawful operation of its business; or Borrower or any Subsidiary of Borrower shall be enjoined, restrained, or in any way prevented by court, governmental, or administrative order from conducting all or any material part of its business affairs.

                      10.1.12 Change of Control. A Change of Control shall occur.

                      10.1.13 ERISA. A Reportable Event shall occur which Lender, in its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower, or any Subsidiary of Borrower, is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's, or such Subsidiary's, complete or partial withdrawal from such Plan.

                      10.1.14 Challenge to Agreement. Borrower, or any Subsidiary of Borrower, or any Affiliate of any of them, shall challenge or contest in any action, suit, or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations, or the perfection or priority of any Lien granted to Lender.

                      10.1.15 [intentionally omitted].


                                      34.

                      10.1.16 Criminal Forfeiture. Borrower, any Subsidiary of Borrower, shall be criminally convicted under any law that could lead to a forfeiture of any of the Collateral.

                      10.1.17 Judgments. One or more judgments in an aggregate amount in excess of $250,000 shall have been rendered against Borrower and such judgments remain undischarged, unpaid, or unstayed for a period of 30 days after such judgment or judgments become final and non-appealable.

                      10.1.18 Loss of Hotel Franchise. There shall occur a termination or other loss of any franchise agreement of Borrower with the franchisor of any item of Eligible Hotel Real Property (including, without limitation, any of those parcels of real Property identified as items (f), (g), or (h) on Schedule E-1) and such franchise agreement is not replaced by Borrower, within 180 days of such termination or other loss, with a franchise agreement in respect of such item of Eligible Hotel Real Property with a franchisor of a comparable or better franchise.

               10.2 Acceleration of the Obligations. Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with subsection 3.2 hereof, upon or at any time after the occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand, protest, or further notice by Lender, become at once due and payable, and Borrower forthwith shall pay to Lender the full amount of such Obligations; provided that, upon the occurrence of an Event of Default specified in subsection 10.1.10 hereof, all of the Obligations shall become automatically due and payable without declaration, notice, or demand by Lender.

               10.3 Other Remedies. Upon and after the occurrence of an Event of Default, in addition to the rights and remedies provided for under the Mortgages, Lender shall have and may exercise from time to time the following rights and remedies:

                      10.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

                      10.3.2 The right to take immediate possession of the Collateral, and to (a) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (b) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Lender for storage thereof).


                                      35.

                      10.3.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that 10 days written notice to Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease, or otherwise dispose of the Collateral, or any part thereof, for cash, credit, or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, (a) first, to the reasonable costs, expenses, and attorneys fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling, and delivering any Collateral, (b) second, to the interest due upon any of the Obligations, and (c) third, to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Lender therefor.

                      10.3.4 Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, and advertising matter, or any Property of a similar nature as it pertains to the Collateral, in advertising for sale and selling any Collateral, and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit.


                      10.3.5 [intentionally omitted].

               10.4 Remedies Cumulative; No Waiver. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower contained herein. The parties expressly understand and agree that Lender shall be entitled to exercise each and all of its rights and remedies provided for in the Mortgages in accordance with their terms and conditions. The failure or delay of Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers, and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in


                                      36.

full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants, and representations of Borrower contained in this Agreement or any of the other Loan Documents, and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

SECTION 11. MISCELLANEOUS

               11.1 Power of Attorney. Borrower hereby irrevocably designates, makes, constitutes, and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in- fact), and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the cost and expense of Borrower:

                      11.1.1 At such time or times upon or after the occurrence and during the continuation of a Default or an Event of Default as Lender or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders. or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

                      11.1.2 At such time or times upon or after the occurrence and during the continuation of an Event of Default as Lender or its agent, in its sole discretion may determine, Lender may: (a) [intentionally omitted], (b) [intentionally omitted], (c) [intentionally omitted], (d) [intentionally omitted], (e) [intentionally omitted], (f) [intentionally omitted], (g) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations, (h) [intentionally omitted], (i) [intentionally omitted], (j) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to any of the Collateral, (k) make and adjust claims under policies of insurance, and (l) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement.

               11.2 Indemnity. Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action, or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure to observe, perform, or discharge Borrower's duties hereunder. In addition, Borrower shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or


                                      37.

other toxic substances. Any provision in this Agreement to the contrary notwithstanding, the obligation of Borrower under this subsection 11.2 shall (a) not apply to any liability, loss, damage, suit, action, or proceeding that arises as a proximate result of the gross negligence or wilful misconduct of Lender or its agents, and (b) survive the payment in full of the Obligations and the termination of this Agreement.

               11.3 Modification of Agreement; Sale of Interest. This Agreement may not be modified, altered, or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign, or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Subject to obtaining the prior written consent of Borrower as to the proposed assignee, transferee, or participant (which such consent shall not be unreasonably withheld, delayed, or conditioned), Borrower hereby consents to Lender's participation, sale, assignment, transfer, or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits, and obligations as it would if it were "Lender" hereunder, and Lender shall be relieved of all obligations hereunder upon any such assignments. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee.

               11.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               11.5 Successors and Assigns. This Agreement, the Other Agreements, and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender permitted under subsection 11.3 hereof.

               11.6 Cumulative Effect; Conflict of Terms. The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in subsection 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.


                                      38.

               11.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

               11.8 Notice. Except as otherwise provided herein, all notices, requests, and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given, or delivered immediately when delivered against receipt, 1 Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

               If to Lender:        FLEET CAPITAL CORPORATION
                                    15260 Ventura Boulevard
                                    Suite 400
                                    Sherman Oaks, California 91403
                                    Attention:   Loan Administration Manager
                                    Facsimile No.: 818.382.4291

               With a copy to:      BROBECK, PHLEGER & HARRISON LLP
                                    550 South Hope Street
                                    Los Angeles, California 90071
                                    Attention:   John Francis Hilson, Esq.
                                    Facsimile No.: 213.239.1324

               If to Borrower:      THE PEREGRINE REAL ESTATE TRUST
                                    1300 Ethan Way, Suite 200
                                    Sacramento, California 95825-6797
                                    Attention:   Roger Snell
                                    Facsimile No.: 916.929.1122

               With a copy to:      MILBANK, TWEED, HADLEY & MCCLOY
                                    601 South Figueroa Street
                                    Los Angeles, California 90017
                                    Attention:   Eric H. Schunk, Esq.
                                                 Eric R. Reimer, Esq.
                                    Facsimile No.: 213.629.5063

or to such other address as each party may designate for itself by notice given in accordance with this subsection 11.8; provided, however, that any notice, request, or demand to or upon Lender pursuant to subsections 3.1.1 or 4.2.2 hereof shall not be effective until received by Lender.


                                      39.

               11.9 Lender's Consent. Whenever Lender's consent or approval is required to be obtained under this Agreement, any of the Other Agreements, or any of the Security Documents as a condition to any action, inaction, condition, or event, Lender shall be authorized to give or withhold such consent in its discretion and to condition its consent or approval upon the giving of additional collateral security for the Obligations, the payment of money, or any other matter.

               11.10 Credit Inquiries. Borrower hereby authorizes and permits Lender to respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

               11.11 Certain Matters of Construction. The terms "herein," "hereof," and "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular section, subsection, paragraph, or subdivision. Any pronoun used herein shall be deemed to cover all genders. The section titles, table of contents, and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications and supplements thereto and any and all extensions or renewals thereof. All terms contained in this Agreement shall have the meanings provided for by the Code to the extent the same are used or defined therein.

               11.12 Entire Agreement. This Agreement and the other Loan Documents, together with all other instruments, agreements, and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

               11.13 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

               11.14 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED, AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN LOS ANGELES, CALIFORNIA. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN CALIFORNIA, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER, AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE


                                      40.

ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF CALIFORNIA. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, EACH OF LENDER AND BORROWER HEREBY CONSENTS AND AGREES THAT EITHER THE SUPERIOR COURT OF LOS ANGELES, CALIFORNIA OR THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH OF LENDER AND BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF LENDER AND BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH OF LENDER AND BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT, AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE OTHER AT ITS ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER OR BORROWER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OR BORROWER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

               11.15 WAIVERS. (A) EACH OF LENDER AND BORROWER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS, OR THE COLLATERAL, (B) BORROWER WAIVES PRESENTMENT, DEMAND, AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION, OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY


                                      41.

RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD, (C) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER WAIVES NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES, (D) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER WAIVES THE BENEFIT OF ALL VALUATION, APPRAISEMENT, AND EXEMPTION LAWS, AND (E) BORROWER WAIVES NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS BY IT ARE A MATERIAL INDUCEMENT TO LENDER AGREEING TO ENTER INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS BY BORROWER IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.


                  [remainder of page intentionally left blank]


                                      42.

               IN WITNESS WHEREOF, this Agreement has been duly executed in Los Angeles, California, on the day and the year specified at the beginning of this Agreement.


                                    THE PEREGRINE REAL ESTATE TRUST, a
                                    California real estate trust


                                    By [SIG]
                                        -------------------------------
                                    Title  President/CEO
                                         ------------------------------

                                    ACCEPTED IN Los Angeles, California

                                    FLEET CAPITAL CORPORATION,
                                    a Rhode Island corporation


                                    By  [SIG]
                                       -------------------------------
                                    Title Vice President
                                         -----------------------------


                                      43.

                                   APPENDIX A

                               GENERAL DEFINITIONS


               When used in the Loan and Security Agreement dated as of December 4, 1997 by and between FLEET CAPITAL CORPORATION and THE PEREGRINE REAL ESTATE TRUST, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

               Account Debtor - any Person who is or may become obligated under or on account of an Account.

               Accounts - all accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by Borrower or in which Borrower now has or hereafter acquires any interest.

               Adjusted Net Earnings From Operations - with respect to any fiscal period, means the net earnings (or loss) after provision for income taxes for such fiscal period of a Person as reflected on the most recent financial statement of such Person supplied to Lender, but excluding:

                             (i) any gain (or loss) arising from the sale of capital assets;

                             (ii) any gain (or loss) arising from any write-up (or write-down) of assets;

                             (iii) earnings (or loss) of any corporation, substantially all the assets of which have been acquired in any manner by such Person or its Subsidiaries, realized by such corporation prior to the date of such acquisition;

                             (iv) net earnings of any business entity in which such Person has less than a 100% ownership interest unless such net earnings shall have actually been received by such Person in the form of cash distributions;

                             (v) the earnings (or loss) of any third Person to which any assets of such Person or its Subsidiaries shall have been sold, transferred or disposed of, or into which such Person or one of its Subsidiaries shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction;

                             (vi) any gain (or loss) arising from the acquisition of any Securities of such Person or its Subsidiaries, and

                             (vii) any gain (or loss) arising from extraordinary or non-recurring items.

               Affiliate - a Person (other than a Subsidiary):(a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (b) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (c) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

               Agreement - the Loan and Security Agreement referred to in the first sentence of this Appendix A, all Exhibits thereto and this Appendix A.

               Allowed Secured Real Property Tax Claim - shall have the meaning ascribed it in the Reorganization Plan.

               Appraised Value - the net low-end market value of an item of Eligible Real Property based upon the most recent appraisal conducted by Lender or by an appraisal company selected by Lender.

               Availability - the amount of money that Borrower is entitled to borrow from time to time as Revolving Credit Loans, such amount being the difference derived when (a) the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts that Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and that have not been reimbursed by Borrower) is subtracted from (b) the lesser of (i) the Borrowing Base, or (ii) the Maximum Amount. If the amount determined under clause (a) hereof is equal to or greater than the Borrowing Base or the Maximum Amount, Availability is 0.

               Bank - Fleet National Bank, N.A.

               Bankruptcy Court - the United States Bankruptcy Court for the Eastern District of California.

               Base Rate - the rate of interest announced or quoted by Bank from time to time as its prime rate for commercial loans, whether such rate is the lowest rate charged by Bank to its most preferred borrowers, and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

               Base Rate Election - the election of Borrower, in writing received by Lender or deemed under section 2.3 of the Agreement, to have the interest on all or any


                                       2.

        portion of the principal amount of the Revolving Credit Loans be based on a Base Rate.

               Base Rate Portion - a Base Rate Revolving Credit Portion.

               Base Rate Revolving Credit Portion - that portion of the Revolving Credit Loans that is not subject to a LIBOR Election.

               Borrowing Base - as at any date of determination, an amount equal to the result of (a) 50% of the Borrowing Base Value of Eligible Real Property that is Eligible Non-Hotel Real Property, plus (b) the lesser of (i) 50% of the Borrowing Base Value of Eligible Real Property that is Eligible Hotel Real Property, or (ii) 120% of the sum of clause (a) and clause (b)(i), minus (c) until the satisfaction, in full, of the Environmental Condition, $2,000,000.

               Borrowing Base Value - as at any date of determination, and with respect to any parcel of Eligible Real Property, the Appraised Value of such parcel of Eligible Real Property minus the amount of Deferred Taxes payable by Borrower with respect to such parcel of Eligible Real Property.

               Business Day - (a) when used with respect to the LIBOR Election, shall mean a day on which dealings may be effected in deposits of United States Dollars in the London interbank foreign currency deposits market and on which Lender is conducting and other banks may conduct business in London, England, or in the State of California, and (b) when used with respect to any other provision of the Agreement, any day excluding Saturday, Sunday, and any day which is a legal holiday under the laws of the State of California or is a day on which banking institutions located in such state are closed.

               Capital Expenditures - expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions, or additions thereto that have a useful life of more than 1 year, including the total principal portion of Capitalized Lease Obligations.

               Capitalized Lease Obligation - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

               Cash Flow - for any measuring period, (a) Adjusted Net Earnings From Operations of Borrower, plus (b) amortization, depreciation, and other non-cash items of Borrower, plus (c) all taxes paid or accrued by Borrower, plus (d) all interest accrued on account of the Senior Mortgages, the Senior Notes, the Obligations, and all other Indebtedness; determined on a Consolidated basis in accordance with GAAP.


                                       3.

               Change of Control - a "person" or "group" (within the meaning of Sections 13(d) and 14(d) (2) of the Securities Exchange Act of 1934 (exclusive, however, of The Prudential Insurance Company of America, Oaktree Capital Management, LLC, or Trust Company of the West, or their respective Affiliates or funds or trusts as to which they provide controlling management or agency services) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of 50% or more of the total voting power of all classes of stock then outstanding of Borrower normally entitled to vote in the election of directors.

               Closing Date - the date on which all of the conditions precedent in Sections 9 and 9A of the Agreement are satisfied and the initial Loan is made.

               Code - the Uniform Commercial Code as adopted and in force in the State of California as from time to time in effect, except that in those circumstances where the California Commercial Code requires the application of the Uniform Commercial Code of another jurisdiction, the term Code shall refer to the Uniform Commercial Code as enacted in such jurisdiction.

               Collateral - all of the Property and interests in Property described in Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

               Confirmation Order - the order of the Bankruptcy Court confirming the Reorganization Plan pursuant to section 1129 of the Bankruptcy Code entered by the Bankruptcy Court on August 8, 1994.

               Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

               Current Assets - at any date means the amount at which all of the current assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP except that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

               Declaration of Trust - that certain Declaration of Trust of Commonwealth Equity Trust dated July 31, 1973, as amended from time to time.

               Debt Service - for any measuring period, the sum of (a) scheduled amortization of principal and interest on Indebtedness of Borrower due to be paid during such period , (b) the product of (i) $30,000 (which amount constitutes the good faith estimate by Borrower of the monthly Capital Expenditures incurred by Borrower in connection with the maintenance of Borrower's Properties and which amount Borrower and Lender have agreed to use solely for purposes of calculating


                                       4.

        Debt Service hereunder) times (ii) the number of months in such measuring period, and (c) all cash taxes paid by Borrower, in each case, determined on a Consolidated basis in accordance with GAAP.

               Debt Service Coverage Ratio - for any measuring period, the ratio of (a) Cash Flow, for such measuring period, to (b) Debt Service, for such measuring period.

               Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

               Default Rate - as defined in subsection 2.1.2 of the Agreement.

               Deferred Taxes - as at any date of determination, an amount equal to the then owing Allowed Secured Real Property Tax Claims (including penalties and interest with respect thereto) owed by Borrower with respect to the Eligible Real Property.

               Deferred Tax Certificate - a certificate signed by the chief financial officer of Borrower that details, on a parcel by parcel basis, the amount of Deferred Taxes owed by Borrower with respect to the Eligible Real Property as of the date of the certificate.

               Distribution - in respect of any corporation means and includes:
        (a) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock), and (b) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

               Earthquake Loss - any loss of or damage to any of Borrower's Eligible Real Property or improvements thereon caused by earthquake and occurring after the Closing Date.

               Earthquake Material Loss - any Earthquake Loss that is material to Borrower.

               Earthquake Suspension Period - with respect to any Earthquake Loss that reasonably (from the perspective of a secured lender) could be expected to constitute an Earthquake Material Loss or that Borrower acknowledges in writing to constitute an Earthquake Material Loss, the period commencing on the date such loss or damage first occurs and ending on the earliest to occur of: (a) the date such lost or damaged Property is replaced, repaired, or restored to Lender's reasonable satisfaction; (b) the date (if ever) that Lender otherwise agrees in writing to be the end of the Earthquake Suspension Period; and (c) the date (if ever) that Lender receives the results of a reappraisal of the Eligible Real Property and determines therefrom that no Overadvance would exist in respect of a re-established Borrowing


                                       5.

        Base based on such reappraisal and on the occurrence of such Earthquake Loss; and (d) in respect of any parcel of Eligible Real Property that Borrower and Lender agree in writing to have been the subject of an Earthquake Material Loss, the date (if ever) that Borrower permanently removes such item of Eligible Real Property from the Borrowing Base by delivering irrevocable written notice of such removal to Lender and, concurrently therewith, repaying any Overadvance that would result from such removal (and such removed parcel of real Property thereafter shall no longer constitute Eligible Real Property).

               EBIT - with respect to any fiscal period, the sum of Borrower's
        (a) Adjusted Net Earnings From Operations, plus (b) interest expense, plus (c) taxes; determined on a Consolidated basis in accordance with GAAP.

               EBITDA - with respect to any fiscal period and with respect to Borrower, (a) EBIT, plus (b) amortization, depreciation, and other non-cash items; as determined on a Consolidated basis and in accordance with GAAP.

               Eligible Real Property - each of the parcels of real Property identified on Schedule E-1 hereto for so long as, with respect to any particular parcel, Borrower continues to own such parcel.

               Eligible Hotel Real Property - Eligible Real Property that is composed, in whole or in part, of a hotel, motel, or other similar business.

               Eligible Non-Hotel Real Property - Eligible Real Property that is not Eligible Hotel Real Property.

               Encumbered Real Property - the Eligible Real Property.

               Environmental Condition - the receipt by Lender of Environmental Reports respecting the Identified Properties.

               Environmental Indemnity - an environmental indemnity executed by Borrower in favor of Lender, the form and substance of which shall be satisfactory to Lender.

               Environmental Laws - all federal, state, and local laws, rules, regulations, ordinances, programs, permits, guidances, orders, and consent decrees relating to health, safety, and environmental matters and applicable to the Collateral.

               Environmental Reports - an environmental report or reports related to a parcel of Eligible Real Property in form, scope, and substance (including the remediation of environmental concerns identified in prior reports), and from environmental consultants retained for such reports, satisfactory to Lender, in its discretion.


                                       6.

               Equipment - all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles, and other tangible personal Property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower or in which Borrower has an interest, whether now owned or hereafter acquired by Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

               ERISA - the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

               Event of Default - as defined in subsection 10.1 of the Agreement.

               Existing Lender - Foothill Capital Corporation.

               GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

               General Intangibles - all personal property of Borrower (including things in action) other than goods, Accounts, chattel paper, documents, instruments, and money, whether now owned or hereafter created or acquired by Borrower.

               Holiday Inns - Holiday Inns, Inc. and Holiday Inns Franchising, Inc.

               Indebtedness - as applied to a Person means, without duplication:

                      (a) all items which in accordance with GAAP would be
               included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

                      (b) all obligations of another Person which would
               constitute Indebtedness of such other Person under another clause of this definition which have been guaranteed by the Person whose Indebtedness is being calculated,

                      (c) all reimbursement obligations in connection with
               letters of credit or letter of credit guaranties issued for the account of such Person, and

                      (d) in the case of Borrower (without duplication), the
               Obligations.

               Identified Properties - those parcels of real Property identified as items (l), (m), and (n) of the definition of Eligible Closing Date Real Property.


                                       7.

               Interest Deferral Notes - the promissory notes to be delivered by Borrower to each Senior Noteholder pursuant to the interest deferral provisions of the Senior Note Agreement.

               Inventory - all of Borrower's inventory, whether now owned or hereafter acquired, including, but not limited to, all goods intended for sale or lease by Borrower, or for display or demonstration, all work in process, all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business, and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

               Legal Requirement - any requirement imposed upon Lender by any law of the United States of America or the United Kingdom or by any regulation, order, interpretation, ruling, or official directive (whether or not having the force of law) of the Board, the Bank of England, or any other board, central bank-or governmental or administrative agency, institution or authority of in the United States of America, the United Kingdom, or any political subdivision of either thereof.

               LIBOR Election - the option granted pursuant to subsection 2.4 of the Agreement to have the interest on all or any portion of the principal amount of the Revolving Credit Loans be based on a LIBOR Rate.

               LIBOR Interest Payment Date - with respect to any LIBOR Portion, the last day of each calendar month during the applicable LIBOR Period.

               LIBOR Period - any period of 1 month, 2 months, 3 months, or 6 months commencing on a Business Day, selected as provided in subsection 2.3(a) of the Agreement; provided, however, that no LIBOR Period shall extend beyond the last day of the Original Term or any Renewal Term unless Borrower and Lender have agreed to an extension of the Original Term or Renewal Term, whichever is applicable, beyond the expiration of the LIBOR Period in question. If any LIBOR Period so selected shall end on a date that is not a Business Day, such LIBOR Period shall instead end on the next preceding or succeeding Business Day as determined by Lender in accordance with the then current banking practice in London; provided that Borrower shall not be required to pay double interest, even though the preceding LIBOR Period ends and the new LIBOR Period begins on the same day. Each determination by Lender of the LIBOR Period shall, in the absence of manifest error, be conclusive.

               LIBOR Portion - a LIBOR Revolving Credit Portion.


                                       8.

               LIBOR Rate - with respect to any LIBOR Portion for the related LIBOR Period, an interest rate per annum (rounded upwards, if necessary, to the next higher 1/8 of 1% equal to the product of (a) the Base LIBOR Rate (as hereinafter defined) multiplied by (b) Statutory Reserves. For purposes of this definition, the term "Base LIBOR Rate" shall mean the rate (rounded to the nearest 1/8 of 1% or, if there is not nearest 1/8 of 1%, the next higher 1/8 of 1%) at which deposits of U.S. dollars approximately equal in principal amount to the LIBOR Revolving Credit Portion specified in the applicable LIBOR Request are offered to Lender by prime banks in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, 2 Business Days prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period. Each determination by Lender of any LIBOR Rate shall, in the absence of manifest error, be conclusive.

               LIBOR Request - a notice in writing (or by telephone confirmed by telex, telecopy, or other facsimile transmission on the same day as the telephone request) from Borrower to Lender requesting that interest on a Revolving Credit Loan be based on the LIBOR Rate, specifying: (a) the first day of the LIBOR Period, (b) the length of the LIBOR Period consistent with the definition of that term, and (c) the dollar amount of the LIBOR Portion consistent with the definition of such terms.

               LIBOR Revolving Credit Portion - that portion of the Revolving Credit Loans specified in a LIBOR Request (including any portion of Revolving Credit Loans that is being borrowed by Borrower concurrently with such LIBOR Request) that is not less than $1,000,000 and is an integral multiple of $100,000 that does not exceed the outstanding balance of Revolving Credit Loans not already subject to a LIBOR Election and, that, as of the date of the LIBOR Request specifying such LIBOR Revolving Credit Portion, has met the conditions for basing interest on the LIBOR Rate in subsection 2.1.1(b) of the Agreement.

               Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute, or contract. The term "Lien" also shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

               Lien Subordination Agreement - that certain Subordination Agreement, dated on or before the Closing Date, between Lender and Senior Notes Agent, relative to the priority of the Liens of the parties thereto in and to the Eligible Real Property, the form and substance of which shall be satisfactory to Lender.


                                       9.

               Loan Account - the loan account established on the books of Lender pursuant to subsection 3.6 of the Agreement.

               Loan Documents - the Agreement, the Other Agreements, and the Security Documents.

               Loans - all loans and advances of any kind made by Lender pursuant to the Agreement.

               Maximum Amount - as of any date of determination, the lesser of
        (a) $20,000,000, as may be reduced from time to time pursuant to subsection 3.8 hereof, or (b) an amount equal to 2 times the outstanding principal balance of the Senior Notes.

               Money Borrowed - means (a) Indebtedness arising from the lending of money by any Person to Borrower; (b) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower, (i) which is represented by notes payable or drafts accepted that evidence extensions of credit, (ii) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (c) Indebtedness that constitutes a Capitalized Lease Obligation; (d) reimbursement obligations with respect to letters of credit or guaranties of letters of credit; and (e) Indebtedness of Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (a) through (c) hereof, if owed directly by Borrower.

               Mortgages - the deeds of trust to be executed by Borrower on or before the Closing Date in favor of Lender and by which Borrower shall grant and convey for the benefit of Lender, as security for the Obligations, a Lien upon all of the Eligible Real Property.

               Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

               NOI - with respect to a particular parcel of the Eligible Real Property, the positive number by which the sum of all revenues generated by such real Property exceeds the sum of all operating expenses (exclusive of debt service and general and administrative expenses) relative to such real Property.

               Non-Recourse Indebtedness - Indebtedness of Borrower which is not a general obligation of Borrower, but instead the right of recovery of the obligee thereof is limited to a parcel of real Property (and its related Accounts, Equipment, General Intangibles, Inventory, and Rents) first acquired by Borrower after the Closing Date.


                                      10.

               Obligations - all Loans and all other advances, debts, liabilities, obligations, covenants, and duties, together with all interest, fees, and other charges owing, arising, due or payable from Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty, or other instrument, whether arising under the Agreement or any of the Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, and however acquired.

               Original Term - as defined in subsection 4.1 of the Agreement.

               Other Agreements - the Environmental Indemnity, the Lien Subordination Agreement, and any and all agreements, instruments, and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower, any Subsidiary of Borrower, or any other third party and delivered to Lender in respect of the transactions contemplated by the Agreement.

               Other Real Property - the parcels of real Property identified on Schedule O-1 attached hereto.

               Overadvance - the amount, if any, by which the outstanding principal amount of Revolving Credit Loans exceeds the lesser of (a) the Borrowing Base or (b) the Maximum Amount.

               Pay-Off Letter - a letter, in form and substance satisfactory to Lender, from the Existing Lender respecting the amount necessary to repay in full all of the obligations of Borrower owing to the Existing Lender and to obtain a termination or release of all of the Liens existing in favor of the Existing Lender in and to the Properties of Borrower.

               Permitted Dispositions - (a) Permitted Ordinary Course Dispositions, and (b) Permitted Real Property Dispositions.

               Permitted Liens - any Lien of a kind specified in subsection
        8.2.5 of the Agreement.

               Permitted Ordinary Course Dispositions - (a) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, (b) a transfer of Property to Borrower by a Subsidiary of Borrower, or (c) sales or other dispositions, in the ordinary course of business, of Equipment that is substantially worn, damaged, or obsolete.

               Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of Borrower incurred after the date hereof which is secured by a Purchase Money Lien


                                      11.

        and which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of Borrower at the time outstanding, does not exceed $100,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

               Permitted Real Property Disposition - (a) the sale or other disposition of one or more of the parcels composing the Eligible Real Property so long as, in connection therewith, each of the conditions set forth in subsection 5.4 hereof are satisfied in full, (b) so long as no Default or Event of Default has occurred and is continuing, the sale or other disposition of one or more of the Other Real Properties (and the Unrelated Equipment, Unrelated Inventory, Unrelated Accounts, Unrelated General Intangibles, and Unrelated Rents in respect thereof) for fair value, and (c) so long as no Default or Event of Default has occurred and is continuing, the sale or other disposition of one or more of the Senior Mortgage Real Properties (and the Unrelated Equipment, Unrelated Inventory, Unrelated Accounts, Unrelated General Intangibles, and Unrelated Rents in respect thereof) for fair value.

               Person - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

               Personal Property Collateral - the Related Equipment, Related Inventory, Related Accounts, Related General Intangibles, and Related Rents with respect to the Eligible Real Property.

               Plan - an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

               Preferred Stock - the preferred stock of Borrower, including, without limitation, the "Preferred Stock" as defined in and sold under that certain Preferred Stock Purchase Agreement, dated as of October 1, 1994, by and among Borrower and the buyers named therein.

               Principal Notes - the original promissory notes delivered by Borrower to each Senior Noteholder pursuant to the Senior Note Agreement.

               Projections - Borrower's forecasted (a) balance sheets, (b) profit and loss statements, (c) cash flow statements, and (d) capitalization statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

               Property - any interest in any kind of property or asset, whether real, personal, or mixed, or tangible or intangible.


                                      12.

               Purchase Money Indebtedness - means and includes (a) Indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (b) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (c) any renewals, extensions, or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

               Purchase Money Lien - a Lien upon fixed assets that secures Purchase Money Indebtedness, but only if (a) such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien, and (b) the subject fixed assets are either (i) readily removable factory or office machines, (ii) not fixtures or improvements to the Eligible Real Property, or (iii) not so integrated into Eligible Real Property that their removal will result in a material diminution in the Appraised Value of the subject Eligible Real Property.

               Related Accounts - all of Borrower's present or future Accounts relating to, or arising out of, Borrower's ownership, management, or operation of the Eligible Real Property or any business conducted thereon.

               Related Equipment - all of Borrower's present or future Equipment relating to, or arising out of, Borrower's ownership, management, or operation of the Eligible Real Property or any business conducted thereon.

               Related General Intangibles - means all of Borrower's present or future General Intangibles relating to, or arising out of, Borrower's ownership, management, or operation of the Eligible Real Property or any business conducted thereon.

               Related Inventory - all of Borrower's present or future Inventory relating to, or arising out of, Borrower's ownership, management, or operation of the Eligible Real Property or any business conducted thereon.

               Related Rents - all of Borrower's Rents relating to, or arising out of, Borrower's ownership, management, or operation of the Eligible Real Property or any business conducted thereon.

               Rents - all of Borrower's present or future rents, issues, profits, royalties, and other income derived from any lease, sublease, franchise agreement, license, or concession or other agreement affecting all or any portion of Borrower's real Property or any business conducted thereon.

               Rentals - as defined in subsection 8.2.13 of the Agreement.


                                      13.

               Renewal Terms - as defined in subsection 4.1 of the Agreement.

               Reorganization Plan - Borrower's Third Amended Plan of Reorganization, as modified, that was approved by the Bankruptcy Court pursuant to the Confirmation Order.

               Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

               Restricted Investment - any investment made in cash or by delivery of Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

                      (a) investments in one or more Subsidiaries of Borrower to the extent existing on the Closing Date;

                      (b) Property to be used in the ordinary course of
               business;

                      (c) Current Assets arising from the sale of goods and
               services in the ordinary course of business of Borrower and its Subsidiaries;

                      (d) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within 1 year from the date of acquisition thereof;

                      (e) investments in certificates of deposit maturing within
               1 year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; and

                      (f) investments in commercial paper given the highest
               rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

               Revolving Credit Loan - a Loan made by Lender as provided in subsection 1.1 of the Agreement.

               Security - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

               Security Documents - the Mortgages and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.


                                      14.

               Senior Mortgages - the Indebtedness described on Schedule S-1 attached hereto that, in each case, as applicable, is secured by the applicable Senior Mortgage Real Property identified with respect to each such item of Indebtedness.

               Senior Mortgage Real Property - the parcels of real Property identified on Schedule S-2 attached hereto.

               Senior Note Agreement - that certain Second Amended and Restated Note Agreement, dated as of September 27, 1994, by and among Borrower, the Senior Notes Agent, and each of the Senior Noteholders.

               Senior Noteholders - those Persons who hold Senior Notes as of any date of determination.

               Senior Notes - the Interest Deferral Notes and the Principal
        Notes.

               Senior Notes Agent - The Prudential Insurance Company of America, as the agent or collateral agent for the Senior Noteholders, or any Person that becomes a successor Senior Notes Agent.

               Solvent - as to any Person, such Person (a) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (b) is able to pay all of its Indebtedness as such Indebtedness matures, and (c) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

               Statutory Reserves - a fraction (expressed as a decimal) the numerator of which is the number 1, and the denominator of which is the number 1 minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which Bank or any Lender is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System or any successor thereto). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Portions shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions, or offsets which may be available from time to time to Bank or any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentages.

               Subsidiary - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.


                                      15.

               Tax - in relation to any LIBOR Portion and the applicable LIBOR Rate, any tax, levy, impost, duty, deduction, withholding, or charges of whatever nature required by any Legal Requirement to be (a) paid by Lender and/or (b) withheld or deducted from any payment otherwise required hereby to be made by Borrower to Lender; provided that the term "Tax" shall not include any taxes imposed upon the net income of Lender by the United States of America, United Kingdom, or any political subdivision thereof.

               Total Credit Facility - $20,000,000.

               Trailing Nine Month Period - as of the last day of any fiscal month, the fiscal month ended on such date and the eight immediately preceding fiscal months (treated as a single accounting period).

               Trailing Six Month Period - as of the last day of any fiscal month, the fiscal month ended on such date and the five immediately preceding fiscal months (treated as a single accounting period).

               Trailing Twelve Month Period - as of the last day of any fiscal month, the fiscal month ended on such date and the eleven immediately preceding fiscal months (treated as a single accounting period).

               Triggering Event - any one or more of the following: (a) an Event of Default arising under subsection 10.1.2 (Payment of Obligations) hereof; (b) Borrower shall fail or neglect to perform, keep, or observe any covenant contained in subsections 8.2.8 (Capital Expenditures),
        8.2.15 (Prepayments and Repayments), or 8.3 (Specific Financial Covenants) hereof on the date that Borrower is required to perform, keep, or observe such covenant; (c) an Event of Default arising under subsection 10.1.10 (Insolvency and Related Proceedings) hereof; (d) an Event of Default arising under subsection 10.1.12 (Change of Control) hereof; and (e) Borrower shall fail or neglect to perform, keep, or observe any covenant contained in subsections 8.1.3 (Financial Statements), 8.1.4 (Capital Expenditure Plans), 8.1.5 (Projections), or
        8.1.6 (Collateral Reporting) hereof and the breach of such covenant is not cured to Lender's satisfaction within 30 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

               Unencumbered Real Property - all real Property of Borrower other than the Eligible Real Property, including, without limitation, the Senior Mortgage Real Property and the Other Real Property.

               Unrelated Accounts - all of Borrower's present or future Accounts relating to, or arising out of, Borrower's ownership, management, or operation of the Unencumbered Real Property or any business conducted thereon.


                                      16.

               Unrelated Equipment - all of Borrower's present or future Equipment relating to, or arising out of, Borrower's ownership, management, or operation of the Unencumbered Real Property or any business conducted thereon.

               Unrelated General Intangibles - means all of Borrower's present or future General Intangibles relating to, or arising out of, Borrower's ownership, management, or operation of the Unencumbered Real Property or any business conducted thereon.

               Unrelated Inventory - all of Borrower's present or future Inventory relating to, or arising out of, Borrower's ownership, management, or operation of the Unencumbered Real Property or any business conducted thereon.

               Unrelated Rents - all of Borrower's present or future rents, issues, profits, royalties, and other income derived from any lease, sublease, franchise agreement, license, or concession or other agreement affecting all or any portion of the Unencumbered Real Property or any business conducted thereon.

               Voting Stock - Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

               Other Terms. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.


                                      17.

                                LIST OF SCHEDULES AND EXHIBITS




Schedule 6.1.1        Collateral Locations
Schedule 7.1.1        Jurisdictions in which Borrower and each Subsidiary is
                      Authorized to do Business
Schedule 7.1.4        Deferred Taxes
Schedule 7.1.5        Fictitious or Trade Names
Schedule 7.1.6        Business Locations
Schedule 7.1.13       Surety Obligations
Schedule 7.1.16       Patents, Trademarks, Copyrights and Licenses
Schedule 7.1.20       Litigation
Schedule 7.1.22(A)    Capitalized Leases
Schedule 7.1.22(B)    Operating Leases
Schedule 7.1.23       Pension Plans
Schedule 7.1.24       Trade Relations
Schedule 7.1.25       Labor Contracts
Schedule 8.2.3        Indebtedness
Schedule 8.2.5        Permitted Liens
Schedule E-1          Eligible Real Property
Schedule O-1          Other Real Property
Schedule S-1          Senior Mortgages
Schedule S-2          Senior Mortgage Real Property

Exhibit C-1           Compliance Certificate

                                 SCHEDULE 6.1.1

                              COLLATERAL LOCATIONS


   PROPERTY NAME                         ADDRESS                       COUNTY              APN NO'S.
   -------------                         -------                       ------              ---------
TGI Friday's                       6307 Sunrise Blvd.                Sacramento     243-0060-040-0000
                                   Citrus Heights, CA

Burbank Mini-Storage               1435 Sebastopol Road              Sonoma         125-091-031-000
                                   Santa Rosa, CA                                   Formerly APN 125-091-028-000


Downtown Mini-Storage              2318 16th Street                  Sacramento     009-0217-001-0000
                                   Sacramento, CA                                   Personal Property Taxes Only
                                                                                    Property Is Ground Leased
                                                                                    From CalTrans

16th & K Street                    1600 K Street                     Sacramento     006-0124-001-0000
                                   Sacramento, CA

One Sunrise                        2893 Sunrise Blvd.                Sacramento     072-0430-054-0000
                                   11492 & 11500 Sunrise Gold Circle                072-0430-055-0000
                                   Rancho Cordova, CA                               072-0430-056-0000

3900 Lennane Drive                 3900 Lennane Drive                Sacramento     225-0944-033-0000
                                   Sacramento, CA

Town Center                        2501-2525 Cherry Avenue           Los Angeles    7214-002-042
                                   Signal Hill, CA                                  7214-002-043

Parkway Center                     5200 Golden Foothill Parkway      El Dorado      108-250-46-1-0
                                   El Dorado Hills, CA

11135 Trade Center (Trade Center A)11135 Trade Center Drive          Sacramento     072-0222-021-0000
                                   Rancho Cordova, CA

11167 Trade Center (Trade Center C)11167 Trade Center Drive          Sacramento     072-0222-033-0000
                                   Rancho Cordova, CA

Mallory Service Center             2740 N. Main Street               Contra Costa   171-070-011-1
                                   Walnut Creek, CA

Holiday Inn - Sacramento Northeast 5321 Date Avenue                  Sacramento     228-0143-018-0000
                                   Sacramento, CA                                   228-0143-023-0000

Holiday Inn - Chico                685 Manzanita Court               Butte          006-240-022-000
                                   Chico, CA

Holiday Inn - Walnut Creek         2730 N. Main Street               Contra Costa   171-070-039-2
                                   Walnut Creek, CA

                                 SCHEDULE 7.1.1

                         JURISDICTIONS IN WHICH BORROWER
                          IS AUTHORIZED TO DO BUSINESS


       NAME OF ENTITY                          JURISDICTIONS
       --------------                          -------------
The Peregrine Real Estate Trust             State of California

                                 SCHEDULE 7.1.4

                DEFERRED TAXES (PRE-PETITION REAL PROPERTY TAXES)


                                                                                                                     PRINCIPAL
                                                                                                                    BALANCE OF
                                                                                                                   PRE-PETITION
                                                                                                                    TAXES AS OF
         PROPERTY NAME                        ADDRESS                               APN NO'S.                        12/2/1997
         -------------                        -------                               ---------                        ---------
Collateral Pool Properties:
TGI Friday's                             6307 Sunrise Blvd.                      243-0060-040-0000                   $         -
                                         Citrus Heights, CA

Burbank Mini-Storage                     1435 Sebastopol Road                    125-091-031-000                     $ 29,531.30
                                         Santa Rosa, CA                          Formerly APN 125-091-028-000


Downtown Mini-Storage                    2318 16th Street                        009-0217-001-0000                   $         -
                                         Sacramento, CA                          Personal Property Taxes Only
                                                                                 Property Is Ground Leased
                                                                                 From CalTrans

16th & K Street                          1600 K Street                           006-0124-001-0000                   $ 89,483.02
                                         Sacramento, CA

One Sunrise                              2893 Sunrise Blvd.                      072-0430-054-0000                   $ 36,640.70
                                         11492 & 11500 Sunrise Gold Circle       072-0430-055-0000                   $ 14,985.76
                                         Rancho Cordova, CA                      072-0430-056-0000                   $  7,941.19

3900 Lennane Drive                       3900 Lennane Drive                      225-0944-033-0000                   $ 16,886.22
                                         Sacramento, CA

Town Center                              2501-2525 Cherry Avenue                 7214-002-042/7214-002-043           $130,885.64
                                         Signal Hill, CA

Parkway Center                           5200 Golden Foothill Parkway            108-250-46-1-0                      $  1,127.68
                                         El Dorado Hills, CA

11135 Trade Center (Trade Center A)      11135 Trade Center Drive                072-0222-021-0000                   $102,316.13
                                         Rancho Cordova, CA

11167 Trade Center (Trade Center C)      11167 Trade Center Drive                072-0222-033-0000                   $ 27,493.42
                                         Rancho Cordova, CA

Mallory Service Center                   2740 N. Main Street                     171-070-011-1                       $ 10,249.78
                                         Walnut Creek, CA

Holiday Inn - Sacramento Northeast       5321 Date Avenue                        228-0143-018-0000                   $         -
                                         Sacramento, CA                          228-0143-023-0000                   $         -

Holiday Inn - Chico                      685 Manzanita Court                     006-240-022-000                     $ 43,456.94
                                         Chico, CA

Holiday Inn - Walnut Creek               2730 N. Main Street                     171-070-039-2                       $         -
                                         Walnut Creek, CA
                                                                                                                     -----------

Total Pre-Petition Real Property Taxes - Collateral Pool Properties                                                  $510,997.78
                                                                                                                     -----------

                                 Schedule 7.1.4

               DEFERRED TAXES (PRE-PETITION REAL PROPERTY TAXES)


                                                                                                                     PRINCIPAL
                                                                                                                    BALANCE OF
                                                                                                                   PRE-PETITION
                                                                                                                    TAXES AS OF
         PROPERTY NAME                        ADDRESS                               APN NO'S.                        12/2/1997
         -------------                        -------                               ---------                        ---------
Non-Collateral Pool Properties:

Regency Plaza Shopping Center            7143-7299 Greenback Lane                243-0020-036-0000                   $         -
                                         Citrus Heights, CA                      243-0020-041-0000                   $         -
                                                                                 243-0020-047-0000                   $         -

Sunrise Hills Shopping Center            6241-6303 Sunrise Blvd.                 243-0060-039-0000                   $         -
                                         Citrus Heights, CA                      243-0060-041-0000                   $         -

University Village Shopping Center       Howe & Fair Oaks Blvd.                  295-0381-003-0000                   $         -
                                         Sacramento, CA

Hurley Ethan Office Park I               1300 Ethan Way                          285-0130-019-0000                   $         -
                                         Sacramento, CA

Hurley Ethan Office Park II              2025, 2035 & 2045 Hurley Way            285-0130-002-0000                   $ 19,908.18
                                         Sacramento, CA

Commerce Street                          1541 Commerce Street                    118-310-008-6                       $         -
                                         Corona, CA

Consumer Circle                          1525 Consumer Circle                    118-310-025-1                       $         -
                                         Corona, CA

Pomona Road                              1501 Pomona Road                        118-310-026-2                       $         -
                                         Corona, CA
                                                                                                                     -----------

Total Pre-Petition Real Property Taxes - Non-Collateral Pool Properties                                              $ 19,908.18
                                                                                                                     -----------


Total Pre-Petition Real Property Taxes                                                                              $ 530,905.96
                                                                                                                    ============

                                 SCHEDULE 7.1.5

                                 CORPORATE NAMES


1. BORROWER'S CORRECT NAME, AS REGISTERED WITH THE SECRETARY OF STATE OF THE STATE OF CALIFORNIA IS:

      The Peregrine Real Estate Trust

2.    IN THE CONDUCT OF ITS BUSINESS, BORROWER HAS USED THE FOLLOWING NAMES:

      The Peregrine Real Estate Trust

      Commonwealth Equity Trust ("CET")

      Also see Schedule 7.1.6A

                                 SCHEDULE 7.1.6

                               BUSINESS LOCATIONS


1.    BORROWER CURRENTLY HAS THE FOLLOWING BUSINESS LOCATIONS, AND NO OTHERS:

      CHIEF EXECUTIVE OFFICE:
      1300 Ethan Way, Suite 200
      Sacramento, California 95825-2211

      OTHER LOCATIONS:
      See Listing of Business Locations by Property at 7.1.6(A)

2. BORROWER MAINTAINS ITS BOOKS AND RECORDS RELATING TO ACCOUNTS, RENTS, AND GENERAL INTANGIBLES AT:

      1300 Ethan Way, Suite 200
      Sacramento, California 95825-2211

3. BORROWER HAS HAD NO OFFICE, PLACE OF BUSINESS OR AGENT FOR PROCESS LOCATED IN ANY COUNTY OTHER THAN AS SET FORTH ABOVE, EXCEPT:

      None

4. THE FOLLOWING BAILEES, WAREHOUSEMAN, SIMILAR PARTIES AND CONSIGNEES HOLD INVENTORY OF BORROWER OR ONE OF ITS SUBSIDIARIES:

      N/A - No bailees, warehouseman, similar parties or consignees used to hold Inventory

                                SCHEDULE 7.1.6(A)

                         BUSINESS LOCATIONS BY PROPERTY


     PROPERTY NAME                         ADDRESS                         APN NO'S.
     -------------                         -------                         ---------
Collateral Pool Properties:

TGI Friday's                         6307 Sunrise Blvd.                 243-0060-040-0000
                                     Citrus Heights, CA

Burbank Mini-Storage                 1435 Sebastopol Road               125-091-031-000
                                     Santa Rosa, CA                     Formerly APN 125-091-028-000


Downtown Mini-Storage                2318 16th Street                   009-0217-001-0000
                                     Sacramento, CA                     Personal Property Taxes Only
                                                                        Property Is Ground Leased
                                                                        From CalTrans

16th & K Street                      1600 K Street                      006-0124-001-0000
                                     Sacramento, CA

One Sunrise                          2893 Sunrise Blvd.                 072-0430-054-0000
                                     11492 & 11500 Sunrise Gold Circle  072-0430-055-0000
                                     Rancho Cordova, CA                 072-0430-056-0000

3900 Lennane Drive                   3900 Lennane Drive                 225-0944-033-0000
                                     Sacramento, CA

Town Center                          2501-2525 Cherry Avenue            7214-002-042/7214-002-043
                                     Signal Hill, CA

Parkway Center                       5200 Golden Foothill Parkway       108-250-46-1-0
                                     El Dorado Hills, CA

11135 Trade Center (Trade Center A)  11135 Trade Center Drive           072-0222-021-0000
                                     Rancho Cordova, CA

11167 Trade Center (Trade Center C)  11167 Trade Center Drive           072-0222-033-0000
                                     Rancho Cordova, CA

Mallory Service Center               2740 N. Main Street                171-070-011-1
                                     Walnut Creek, CA

Holiday Inn - Sacramento Northeast   5321 Date Avenue                   228-0143-018-0000
                                     Sacramento, CA                     228-0143-023-0000

Holiday Inn - Chico                  685 Manzanita Court                006-240-022-000
                                     Chico, CA

Holiday Inn - Walnut Creek           2730 N. Main Street                171-070-039-2
                                     Walnut Creek, CA

                               SCHEDULE 7.1.6(A)
                         BUSINESS LOCATIONS BY PROPERTY

     PROPERTY NAME                         ADDRESS                         APN NO'S.
     -------------                         -------                         ---------
Non-Collateral Pool Properties:

Regency Plaza Shopping Center        7143-7299 Greenback Lane           243-0020-036-0000
                                     Citrus Heights, CA                 243-0020-041-0000
                                                                        243-0020-047-0000

Sunrise Hills Shopping Center        6241-6303 Sunrise Blvd.            243-0060-039-0000
                                     Citrus Heights, CA                 243-0060-041-0000

University Village Shopping Center   Howe & Fair Oaks Blvd.             295-0381-003-0000
                                     Sacramento, CA

Hurley Ethan Office Park I           1300 Ethan Way                     285-0130-019-0000
                                     Sacramento, CA

Hurley Ethan Office Park II          2025, 2035 & 2045 Hurley Way       285-0130-002-0000
                                     Sacramento, CA

Commerce Street                      1541 Commerce Street               118-310-008-6
                                     Corona, CA

Consumer Circle                      1525 Consumer Circle               118-310-025-1
                                     Corona, CA

Pomona Road                          1501 Pomona Road                   118-310-026-2
                                     Corona, CA

                                 SCHEDULE 7.1.13

                               SURETY OBLIGATIONS


BORROWER IS NOT OBLIGATED AS SURETY OR INDEMNITOR UNDER ANY SURETY OR SIMILAR BOND OR OTHER CONTRACT ISSUED OR ENTERED INTO ANY AGREEMENT TO ASSURE PAYMENT, PERFORMANCE, OR COMPLETION OF PERFORMANCE OF ANY UNDERTAKING OR OBLIGATION OF ANY PERSON:

None

                                 SCHEDULE 7.1.16

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES


1.   BORROWER'S PATENTS:

     N/A - No Patents

2.   BORROWER'S TRADEMARKS:

     N/A - No Trademarks

3.   BORROWER'S AND COPYRIGHTS:

     N/A - No Copyrights

4. BORROWER'S LICENSES (OTHER THAN ROUTINE BUSINESS LICENSES, AUTHORIZING THEM TO TRANSACT BUSINESS IN LOCAL JURISDICTIONS):


    NAME OF LICENSE                NATURE OF LICENSE                  LICENSOR                           TERM OF LICENSE
    ---------------                -----------------                  --------                           ---------------
Alcohol Beverage License        Liquor License-Chico HI        State of California                      9/1/97-8/31/98
                                                               Dept. of Alcoholic Beverage Control

Seller's Permit                 Sales Tax License-Chico HI     State of California                      Valid Until Revoked
                                                               State Board of Equalization              or Canceled

Holiday Inn License             Franchise License-Chico HI     Holiday Inns Franchising, Inc.           7/20/93-5/14/01

Alcohol Beverage License        Liquor License-Sac HI          State of California                      9/1/97-8/31/98
                                                               Dept. of Alcoholic Beverage Control

Seller's Permit                 Sales Tax License-Sac HI       State of California                      Valid Until Revoked
                                                               State Board of Equalization              or Canceled

Holiday Inn License             Franchise License-Sac HI       Holiday Inns Franchising, Inc.           7/20/93-12/12/00 *

Alcohol Beverage License        Liquor License-WC HI           State of California                      9/1/97-8/31/98
                                                               Dept. of Alcoholic Beverage Control

Seller's Permit                 Sales Tax License-WC HI        State of California                      Valid Until Revoked
                                                               State Board of Equalization              or Canceled

Holiday Inn License             Franchise License-WC HI        Holiday Inns Franchising, Inc.           4/20/88-12/17/97 **


* Currently in the process of an early renewal for this Franchise License with Holiday Inn.

**      Currently in the process of renewing this Franchise License with Holiday
        Inn.

                                 SCHEDULE 7.1.20

                                   LITIGATION


1.    ACTIONS, SUITS, PROCEEDINGS AND INVESTIGATIONS PENDING AGAINST BORROWER:

      N/A - No Material Suits, Proceedings or Investigations pending.

2. THE ONLY THREATENED ACTIONS, SUITS, PROCEEDINGS OR INVESTIGATIONS OF WHICH BORROWER IS AWARE ARE AS FOLLOWS:

      N/A  -   No Threatened Suits, Proceedings or Investigations that
               Management is aware of.

                               SCHEDULE 7.1.22(A)

                               CAPITALIZED LEASES

BORROWER HAS THE FOLLOWING CAPITALIZED LEASES:

No Material Capital Leases.

                               SCHEDULE 7.1.22(B)

                                OPERATING LEASES

BORROWER HAS THE FOLLOWING OPERATING LEASES:

No Material Operating Leases.

                                 SCHEDULE 7.1.23

                                  PENSION PLANS

BORROWER HAS THE FOLLOWING PLANS:

N/A - No Pension Plans.

                                 SCHEDULE 7.1.24

                                 TRADE RELATIONS


 1. ACTUAL, OR TO THE BEST OF BORROWER'S KNOWLEDGE, THREATENED TERMINATION, CANCELLATION, OR LIMITATION OF, OR ANY MODIFICATION OR CHANGE IN, THE BUSINESS RELATIONSHIP BETWEEN BORROWER AND ANY CUSTOMER OR ANY GROUP OF CUSTOMERS WHOSE PURCHASES INDIVIDUALLY OR IN THE AGGREGATE ARE MATERIAL TO THE BUSINESS OF BORROWER, OR WITH ANY MATERIAL SUPPLIER:

      On February 4, 1997, Peregrine received a 30-day notice of default under its Holiday Inn Franchise License for the Sacramento hotel as a result of not completing refurbishments required by Holiday Inn under their Property Improvement Program ("PIP"). Management was able to negotiate several extensions of time in which to complete the required PIP refurbishments; however, due to time constraints and the fact that the required PIP refurbishments were out-dated, management meet with representatives of Holiday Inn to discuss the matter. Management's negotiations resulted in a mutually agreeable understanding as follows:

      Peregrine applied for an early renewal of the Holiday Inn Franchise License, which required Peregrine to pay Holiday Inn a Franchise License renewal fee of $500/room ($112,500).

      In connection with the Franchise License renewal, Holiday Inn conducted a new PIP at the Sacramento hotel and issued a new listing of required PIP refurbishments and a timetable for completion of the required PIP refurbishments. The completion timetable issued by Holiday Inn begins upon the execution of the new Franchise License which is expected on or before 11/26/97.

      NOTE: Holiday Inn has not released Peregrine from the 30-day notice of default. The understanding reached between Peregrine and Holiday Inn did not cure the default previously issued by Holiday Inn, but merely modified the required PIP refurbishment listing and granted Peregrine additional time in which to complete the required PIP refurbishments. Should Peregrine not comply with the Holiday Inn's completion timetable, Holiday Inn could assert that Peregrine is in default of the Franchise License and could attempt to terminated the Franchise License. If the License is terminated, Peregrine could be required to pay termination fees of approximately $850,000.

 2. THE FOLLOWING PRESENT CONDITIONS OR STATE OF FACTS OR CIRCUMSTANCES WHICH WOULD MATERIALLY AFFECT ADVERSELY BORROWER OR PREVENT BORROWER FROM CONDUCTING SUCH BUSINESS AFTER THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT IN SUBSTANTIALLY THE SAME MANNER IN WHICH IT HAS HERETOFORE BEEN CONDUCTED:

      See Discussion Above.

                                 SCHEDULE 7.1.25

              COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES


1. BORROWER IS A PARTY TO THE FOLLOWING COLLECTIVE BARGAINING AGREEMENTS:


               TYPE OF AGREEMENT                           PARTIES                        TERM OF AGREEMENT
               -----------------                           -------                        -----------------
      Collective Bargaining Agreement     The Peregrine Real Estate Trust as        11/1/96-10/31/99
                                          Owner/Operator of the Holiday Inn
                                          Walnut Creek and Hotel Employees
                                          and Restaurant Employees Local 2850 *

* Collective Bargaining Agreement is actually between the Union and Crossroads Hospitality Company in its capacity as the Operator of the Holiday Inn Walnut Creek; however, Peregrine terminated its management contract with Crossroads on 10/21/97 and will be substituted in the Agreement.

2. MATERIAL GRIEVANCES, DISPUTES OF CONTROVERSIES WITH EMPLOYEES ARE AS FOLLOWS:


          PARTIES INVOLVED                  NATURE OF GRIEVANCE, DISPUTE OR CONTROVERSIES
          ----------------                  ---------------------------------------------
      Hotel Employees and Restaurant      Class Action Grievance:
      Employees Local 2850 and The        Unilateral changes in working conditions,
      Peregrine Real Estate Trust         drug testing, reapplications, evaluations and
                                          changes to employee handbook.

                                          NOTE:
                                          When Peregrine terminated its
                                          management contract with Crossroads
                                          all Hotel employees, who were
                                          employees of Crossroads, were
                                          terminated. Peregrine allowed all of
                                          these former Hotel employees to apply
                                          for jobs with Peregrine. Peregrine
                                          required each person to pass a drug
                                          test, placed each person on an initial
                                          90 day probationary period and
                                          provided each person with Peregrine's
                                          own employee handbook. Unilateral
                                          changes in working conditions, drug
                                          testing, re-applications, evaluations
                                          and changes to employee handbook.

      Mike Mendez and The Peregrine       Complaint:
      Real Estate Trust                   Employee had a $0.25 / hour wage reduction and
                                          a change in his job title with no changes in his
                                          job description.

                                          NOTE:
                                          Employees job title when employed at
                                          the Hotel by Crossroads was Banquet
                                          Manager. When Peregrine terminated the
                                          management contract with Crossroads
                                          and hired this employee, his title
                                          changed to Banquet Server and his pay
                                          was $0.25 / hour less.

3. THREATENED STRIKES, WORK STOPPAGES AND ASSERTED PENDING DEMANDS FOR COLLECTIVE BARGAINING ARE AS FOLLOWS:

      None

                                 SCHEDULE 8.2.3

                               TOTAL INDEBTEDNESS


                                                                                                                       CURRENT
                                                                                                                      PRINCIPAL
                                                                                          NOTE          ORIGINAL       BALANCE
          SECURED PARTY                                 NATURE OF LIEN                   DATED      PRINCIPAL NOTE    12/2/1997
          -------------                                 --------------                   -----      --------------    ---------
1.  SENIOR MORTGAGES:

a.  SunAmerica Life Insurance Company    Note Payable - Regency Plaza Shopping Center 9/27/1994(1)  $ 8,868,580.00   $ 8,761,320.84
    Loan Servicer: Westco Real Estate
    Finance Corporation
                                         Collateral:
                                         First Deed of Trust and Assignment,
                                         Security Agreement, Fixture Filing,
                                         Financing Statement and Assignment of
                                         Leases and Rents

b.  SunAmerica Life Insurance Company    Note Payable - Sunrise Hills Shopping Center 9/27/1994(1)  $ 4,335,750.00   $ 4,283,312.11
    Loan Servicer: Westco Real Estate
    Finance Corporation
                                         Collateral:
                                         First Deed of Trust and Assignment,
                                         Security Agreement,
                                         Fixture Filing, Financing Statement and
                                         Assignment of Leases and Rents

c.  SunAmerica Life Insurance Company    Note Payable - University Village Shopping   9/27/1994(1)  $ 7,732,441.00   $ 7,646,282.49
    Loan Servicer: Westco Real Estate    Center
    Finance Corporation
                                         Collateral:
                                         First Deed of Trust and Assignment,
                                         Security Agreement, Fixture Filing,
                                         Financing Statement and Assignment of
                                         Leases and Rents

d.  State Farm Life Insurance Company    Note Payable - Hurley Ethan Office Park I    9/27/1994(1)  $ 1,322,306.36   $ 1,250,303.11
    Loan Servicer: GMAC Commercial
    Mortgage
                                         Collateral:
                                         First Deed of Trust and Assignment of Rents

e.  Structured Asset Securities          Note Payable - Hurley Ethan Office Park II   9/27/1994(1)  $ 2,407,868.37   $ 2,376,289.48
    Corporation Loan Servicer:
    Banc One Management and
    Consulting Corp.
                                         Collateral:
                                         First Deed of Trust with Assignment of
                                         Rents and Fixture Filing

                                 SCHEDULE 8.2.3
                               TOTAL INDEBTEDNESS

                                                                                                                       CURRENT
                                                                                                                      PRINCIPAL
                                                                                          NOTE          ORIGINAL       BALANCE
          SECURED PARTY                                 NATURE OF LIEN                   DATED      PRINCIPAL NOTE    12/2/1997
          -------------                                 --------------                   -----      --------------    ---------
2.  SENIOR NOTES:                        Collateral:
                                         All of Peregrine's now existing or hereafter
                                         arising interest, however such interest may
                                         arise in any and all real or personal
                                         property, including, without limitation, (a)
                                         all real property and fixtures encumbered by
                                         the Deeds of Trust, and (b) all personal
                                         property described in the Pledge and
                                         Security Agreement, including all personal
                                         property described in the Description of
                                         Collateral in Exhibit A the Pledge and
                                         Security Agreement, provided that Collateral
                                         shall not include After Acquired Property.

a.  Pacific Mutual Life Insurance
    Company                                                                            9/27/1994(3) $10,652,463.00(2)$            -
b.  Orix USA Corporation                                                               9/27/1994(3) $ 1,597,870.00(2)$            -
c.  Gateway Recovery Trust                                                             9/27/1994    $ 3,408,788.00(2)$ 2,373,651.62
d.  The Prudential Insurance Company of
    America                                                                            9/27/1994    $ 3,249,001.00(2)$ 2,262,498.38
e.  Gateway Recovery Trust                                                             9/27/1994    $ 3,994,674.00(2)$ 2,780,638.77
f.  Weyerhaeuser Company Master
    Retirement Trust                                                                   9/27/1994    $ 1,538,748.00(2)$ 1,070,776.15
g.  TCW Special Credits Fund IV                                                        9/27/1994    $ 4,958,189.00(2)$ 3,451,253.40
h.  TCW Special Credits Plus Fund                                                      9/27/1994    $ 5,300,134.00(2)$ 3,690,183.16
i.  TCW Special Credits Trust IV                                                       9/27/1994    $ 4,274,301.00(2)$ 2,975,156.45
j.  TCW Special Credits Trust IVA                                                      9/27/1994    $ 1,025,832.00(2)$   715,002.77
k.  Weyerhaeuser Real Estate
    Opportunities Separate Account                                                    10/1/1997(3)  $            -(2)$   853,009.68
l.  OCM Real Estate Opportunities Fund
    A, L.P.                                                                           10/1/1997(3)  $            -(2)$ 2,814,931.95
m.  OCM Real Estate Opportunities Fund
    B, L.P.                                                                           10/1/1997(3)  $            -(2)$ 4,862,155.19
                                                                                                    -------------    --------------
                                                                                                    $40,000,000.00   $27,849,257.52
                                                                                                    =============    ==============


                                 SCHEDULE 8.2.3
                               TOTAL INDEBTEDNESS

                                                                                                                       CURRENT
                                                                                                                      PRINCIPAL
                                                                                          NOTE          ORIGINAL       BALANCE
          SECURED PARTY                                 NATURE OF LIEN                   DATED      PRINCIPAL NOTE    12/2/1997
          -------------                                 --------------                   -----      --------------    ---------
3.  OTHER INDEBTEDNESS:

    Sumitomo Bank of California          Note Payable - HI Sac Van                     8/3/1995     $    20,401.30   $    12,000.00

                                         Collateral:
                                         1994 Ford Aerostar Van ID
                                         #1FMDA31X852A37190

    Sumitomo Bank of California          Note Payable - HI Chico Van                   7/26/1995    $    19,602.51   $    11,500.00

                                         COLLATERAL:
                                         1995 FORD AEROSTAR VAN ID
                                         #1FMDA31X3SZA07742


(1) Date of Amended and Restated Promissory Note.

(2) Deferred Interest Notes were issued 12/31/94, 3/31/95, 6/30/95, 9/30/95,
    12/31/95, 3/31/96, 6/30/96 and 9/30/96. All Deferred Interest Notes were paid in full on 1/3/97 with proceeds from the sale of CalREIT. In addition, a portion of the Original Principal Notes has been paid down.

(3) In September 1997, the Weyerhaeuser Real Estate Opportunities Separate Account, the OCM Real Estate Opportunities Fund A, L.P. and the OCM Real Estate Opportunities Fund B, L.P. purchased all holdings (Common Shares of Beneficial Interest, Redeemable Convertible Preferred Stock and Notes) of Pacific Mutual Life Insurance Company and ORIX USA Corporation.

                                 SCHEDULE 8.2.5

                                 PERMITTED LIENS


                                                                                                                    CURRENT
                                                                                                                   PRINCIPAL
                                                                                                                    BALANCE
               SECURED PARTY                                          NATURE OF LIEN                                12/2/97
               -------------                                          --------------                                -------

1.  SENIOR MORTGAGES:

a.  SunAmerica Life Insurance Company            Note Payable - Regency Plaza Shopping Center                    $ 8,761,320.84
    Loan Servicer: Westco Real Estate
    Finance Corporation
                                                 Collateral:
                                                 First Deed of Trust and Assignment, Security Agreement,
                                                 Fixture Filing, Financing Statement and Assignment of
                                                 Leases and Rents

b.  SunAmerica Life Insurance Company            Note Payable - Sunrise Hills Shopping Center                    $ 4,283,312.11
    Loan Servicer: Westco Real Estate
    Finance Corporation
                                                 Collateral:
                                                 First Deed of Trust and Assignment, Security Agreement,
                                                 Fixture Filing, Financing Statement and Assignment of
                                                 Leases and Rents

c.  SunAmerica Life Insurance Company            Note Payable - University Village Shopping Center               $ 7,646,282.49
    Loan Servicer: Westco Real Estate
    Finance Corporation
                                                 Collateral:
                                                 First Deed of Trust and Assignment, Security Agreement,
                                                 Fixture Filing, Financing Statement and Assignment of
                                                 Leases and Rents

d.  State Farm Life Insurance Company            Note Payable - Hurley Ethan Office Park I                       $ 1,250,303.11
    Loan Servicer: GMAC Commercial Mortgage
                                                 Collateral:
                                                 First Deed of Trust and Assignment of Rents

e.  Structured Asset Securities Corporation      Note Payable - Hurley Ethan Office Park II                      $ 2,376,289.48
    Loan Servicer: Banc One Management and
    Consulting Corp.
                                                 Collateral:
                                                 First Deed of Trust with Assignment of Rents and Fixture
                                                 Filing

                                 SCHEDULE 8.2.5

                                 PERMITTED LIENS


                                                                                                                    CURRENT
                                                                                                                   PRINCIPAL
                                                                                                                    BALANCE
               SECURED PARTY                                          NATURE OF LIEN                                12/2/97
               -------------                                          --------------                                -------

2.  SENIOR NOTES:                                Collateral:
                                                 All of Peregrine's now existing or hereafter arising interest, however such interest may arise in any and all real or
                                                 personal property, including, without limitation, (a) all real property and fixtures encumbered by the Deeds of Trust,
                                                 and (b) all personal property described in the Pledge and
                                                 Security Agreement, including all personal property
                                                 described in the Description of Collateral in Exhibit A
                                                 the Pledge and Security Agreement, provided that Collateral shall not include After Acquired Property.

a.  Pacific Mutual Life Insurance Company                                                                       $         -
b.  ORIX USA Corporation                                                                                        $         -
c.  Gateway Recovery Trust                                                                                      $ 2,373,651.62
d.  The Prudential Insurance Company of America                                                                 $ 2,262,498.38
e.  Gateway Recovery Trust                                                                                      $ 2,780,638.77
f.  Weyerhaeuser Company Master Retirement Trust                                                                $ 1,070,776.15
g.  TCW Special Credits Fund IV                                                                                 $ 3,451,253.40
h.  TCW Special Credits Plus Fund                                                                               $ 3,690,183.16
i.  TCW Special Credits Trust IV                                                                                $ 2,975,156.45
j.  TCW Special Credits Trust IVA                                                                               $   715,002.77
k.  Weyerhaeuser Real Estate Opportunities
    Separate Account                                                                                            $   853,009.68
l.  OCM Real Estate Opportunities Fund A, L.P.                                                                  $ 2,814,931.95
m.  OCM Real Estate Opportunities Fund B, L.P.                                                                  $ 4,862,155.19
                                                                                                                --------------

                                                                                                                $27,849,257.52
                                                                                                                ==============

                                 SCHEDULE 8.2.5

                                 PERMITTED LIENS


                                                                                                                    CURRENT
                                                                                                                   PRINCIPAL
                                                                                                                    BALANCE
               SECURED PARTY                                          NATURE OF LIEN                                12/2/97
               -------------                                          --------------                                -------

3.  OTHER INDEBTEDNESS:

    Sumitomo Bank of California                  Note Payable - HI Sac Van                              ~       $ 12,000.00

                                                 Collateral:
                                                 1994 Ford Aerostar Van ID #1FMDA31X852A37190

    Sumitomo Bank of California                  Note Payable - HI Chico Van                            ~       $ 11,500.00

                                                 Collateral:
                                                 1995 Ford Aerostar Van ID #1FMDA31X3SZA07742

                                  Schedule E-1

                             ELIGIBLE REAL PROPERTY

                      (a) the parcel of real property commonly referred to as
               "16th & K Streets" that is located at 1600 K Street, Sacramento, California (Sacramento County) and which bears parcel number 006-0124-001-0000;

                      (b) the parcel of real property commonly referred to as
               "11135 Trade Center" or "Trade Center A" that is located at 11135 Trade Center Dr., Rancho Cordova, California (Sacramento County) and which bears parcel number 072-0222-021-0000;

                      (c) the parcel of real property commonly referred to as
               "11167 Trade Center" or "Trade Center C" that is located at 11167 Trade Center Dr., Rancho Cordova, California (Sacramento County) and which bears parcel number 072-0222-033-0000;

                      (d) the parcel of real property commonly referred to as
               "Burbank Mini-Storage" that is located at 1435 Sebastopol Rd., Santa Rosa, California (Sonoma County) and which bears parcel number 125-091-031-000;

                      (e) the parcel of real property commonly referred to as
               "Downtown Mini-Storage" that is located at 2318 16th Street, Sacramento, California (Sacramento County) and which bears parcel number 009-0217-001-0000;

                      (f) the parcel of real property commonly referred to as
               "Holiday Inn Chico" that is located at 685 Manzanita Court, Chico, California (Butte County) and which bears parcel number 006-240- 022-000;

                      (g) the parcels of real property commonly referred to as
               "Holiday Inn Sacramento - Northeast" that are located at 5321 Date Avenue, Sacramento, California (Sacramento County) and which bear parcel numbers 228-0143-023-0000 and 228-0143-018-0000;

                      (h) the parcel of real property commonly referred to as
               "Holiday Inn Walnut Creek" that is located at 2730 N. Main Street, Walnut Creek, California (Contra Costa County) and which bears parcel number 171-070-039;

                      (i) the parcels of real property commonly referred to as
               "One Sunrise" that are located at 2893 Sunrise Blvd., 11500 Sunrise Gold Circle, and 11492 Sunrise Gold Circle, Rancho Cordova, California (Sacramento County) and which bear parcel numbers 072-0450-054-0000, 072-0430-055-0000, and 072-0430-056-
               0000;

                      (j) the parcel of real property commonly referred to as
               "Parkway Center" that is located at 5200 Golden Foothill Parkway, El Dorado Hills, California (El Dorado County) and which bears parcel number 108-250-461;

                      (k) the parcel of real property commonly referred to as
               "3900 Lennane" that is located at 3900 Lennane Drive, Sacramento, California (Sacramento County) and which bears parcel number 225-0944-033-0000;

                      (l) the parcel of real property commonly referred to as
               "Mallory Service Center" that is located at 2740 N. Main Street, Walnut Creek, California (Contra Costa County) and which bears parcel number 171-070-011;

                      (m) the parcel of real property commonly referred to as
               "TGI Friday's" that is located at 6307 Sunrise Blvd., Citrus Heights, California (Sacramento County) and which bears parcel number 243-0060-040-0000; and

                      (n) the parcels of real property commonly referred to as
               "Town Center" that are located at 2501-2525 Cherry Avenue, Signal Hill, California (Los Angeles County) and which bear parcel numbers 7214-002-042 and 7214-002-043.

                                  SCHEDULE O-1

                 OTHER REAL PROPERTY (UNENCUMERED REAL PROPERTY)


 PROPERTY NAME                      ADDRESS                    APN NO'S.
 -------------                      -------                    ---------
Commerce Street                    1541 Commerce Street        118-310-008-6
                                   Corona, CA
Consumer Circle                    1525 Consumer Circle        118-310-025-1
                                   Corona, CA

Pomona Road                        1501 Pomona Road            118-310-026-2
                                   Corona, CA

                                  SCHEDULE S-1

                                SENIOR MORTGAGES


                                                                                                                        CURRENT
                                                                                                                       PRINCIPAL
                                                                                          NOTE          ORIGINAL        BALANCE
            SECURED PARTY                          NATURE OF LIEN                         DATED       PRINCIPAL NOTE    12/2/1997
            -------------                          --------------                         -----       --------------    ---------
    SENIOR MORTGAGES:

A.  SunAmerica Life Insurance Company    Note Payable - Regency Plaza Shopping        9/27/1994(1)  $ 8,868,580.00   $ 8,761,320.84
    Loan Servicer: Westco Real Estate    Center
    Finance Corporation
                                         Collateral:
                                         First Deed of Trust and Assignment,
                                         Security Agreement, Fixture Filing,
                                         Financing Statement and Assignment of
                                         Leases and Rents

B.  SunAmerica Life Insurance Company    Note Payable - Sunrise Hills Shopping        9/27/1994(1)  $ 4,335,750.00   $ 4,283,312.11
    Loan Servicer: Westco Real Estate    Center
    Finance Corporation
                                         Collateral:
                                         First Deed of Trust and Assignment,
                                         Security Agreement, Fixture Filing,
                                         Financing Statement and Assignment of
                                         Leases and Rents

C.  SunAmerica Life Insurance Company    Note Payable - University Village            9/27/1994(1)  $ 7,732,441.00   $ 7,646,282.49
    Loan Servicer: Westco Real Estate    Shopping Center
    Finance Corporation
                                         Collateral:
                                         First Deed of Trust and Assignment,
                                         Security Agreement, Fixture Filing,
                                         Financing Statement and Assignment of
                                         Leases and Rents

D.  State Farm Life Insurance Company    Note Payable - Hurley Ethan Office           9/27/1994(1)  $ 1,322,306.36   $ 1,250,303.11
    Loan Servicer: GMAC Commercial       Park I
    Mortgage
                                         Collateral:
                                         First Deed of Trust and Assignment
                                         of Rents

E.  Structured Asset Securities          Note Payable - Hurley Ethan Office           9/27/1994(1)  $ 2,407,868.37   $ 2,376,289.48
    Corporation Loan Servicer:           Park II
    Banc One Management and
    Consulting Corp.
                                         Collateral:
                                         First Deed of Trust with Assignment
                                         of Rents and Fixture Filing



(1)     Date of Amended and Restated Promissory Note.

                                  SCHEDULE S-2

                          SENIOR MORTGAGE REAL PROPERTY


          LENDER                                  PROPERTY NAME                         ADDRESS                     APN NO'S.
          ------                                  -------------                         -------                     ---------
SunAmerica Life Insurance Company        Regency Plaza Shopping Center          7143-7299 Greenback Lane        243-0020-036-0000
Loan Servicer: Westco Real Estate                                               Citrus Heights, CA              243-0020-041-0000
Finance Corporation                                                                                             243-0020-047-0000

SunAmerica Life Insurance Company        Sunrise Hills Shopping Center          6241-6303 Sunrise Blvd.         243-0060-039-0000
Loan Servicer: Westco Real Estate                                               Citrus Heights, CA              243-0060-041-0000
Finance Corporation

SunAmerica Life Insurance Company        University Village Shopping Center     Howe & Fair Oaks Blvd.          295-0381-003-0000
Loan Servicer: Westco Real Estate                                               Sacramento, CA
Finance Corporation

State Farm Life Insurance Company        Hurley Ethan Office Park I             1300 Ethan Way                  285-0130-019-0000
Loan Servicer: GMAC Commercial Mortgage                                         Sacramento, CA

Structured Asset Securities Corporation  Hurley Ethan Office Park II            2025, 2035 & 2045 Hurley Way    285-0130-002-0000
Loan Servicer: Banc One Management and                                          Sacramento, CA
Consulting Corp.

                                   Exhibit C-1

                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrower]


                                                        __________________, 19__


FLEET CAPITAL CORPORATION
15260 Ventura Boulevard
Suite 400
Sherman Oaks, California 91403
Attention: Loan Administration Manager


               The undersigned, the chief financial officer of THE PEREGRINE REAL ESTATE TRUST, a California real estate trust ("Borrower"), gives this certificate to Fleet Capital Corporation ("Lender") in accordance with the requirements of subsection 8.1.2 of that certain Loan and Security Agreement, dated as of December 4, 1997, between Borrower and Lender ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

                      1. Based upon my review of the balance sheets and statements of income of Borrower for the [fiscal year] [monthly period] ending _____________, 19__, copies of which are attached hereto, I hereby certify that:

                      (a) Cash Flow is $______________ for the Trailing [Six/Nine/Twelve] Month Period most recently ended;

                      (b) Debt Service is $______________ for the Trailing [Six/Nine/Twelve] Month Period most recently ended;

                      (c) Debt Service Coverage Ratio is ______ to 1.0 for the Trailing [Six/Nine/Twelve] Month Period most recently ended;

                      (d) Capital Expenditures during the period and for the fiscal year to date total $__________ and $___________, respectively.

                      (e) The aggregate amount of Capital Expenditures made since October 1, 1997 is $__________.

                      (f) The aggregate amount of Capital Expenditures related to Properties of Borrower that do not compose the Eligible Real Property made since the Closing Date is $__________.

                      (g) The aggregate amount of prepayments made pursuant to subsection 8.2.15(a)(iv) since the Closing Date is $__________.

                      2. No Default exists on the date hereof, other than:

________________________________________ [if none, so state]; and

                      3. No Event of Default exists on the date hereof, other than ________________________________ [if none, so state].


                                          Very truly yours,



                                          --------------------------------
                                          Chief Financial Officer